UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

☒    Filed by the Registrant
☐ Filed by a Party other than the Registrant

Check the appropriate box:
☐
Preliminary Proxy Statement

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CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Under Rule 14a-12

Avanos Medical, Inc.

(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

20	NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT
22

April 28, 2022 9:00 a.m. Eastern Time
www.virtualshareholder meeting.com/AVNS2022

COMPANY OVERVIEW
Avanos Medical, Inc. is a medical technology company focused on delivering clinically superior breakthrough medical device solutions to improve patients’ quality of life. Headquartered in Alpharetta, Georgia, Avanos is committed to addressing some of today’s most important healthcare needs, such as reducing the use of opioids while helping patients move from surgery to recovery. We develop, manufacture and market clinically superior solutions in more than 90 countries.

Our Two Product Portfolios
PAIN MANAGEMENT	CHRONIC CARE
• Comprised of acute pain products and interventional pain solutions focused on improving patient outcomes and reducing opioid usage. • Avanos is a leader in non-opioid pain therapies.
•
Comprised of digestive health products and respiratory health solutions focused on improving patient outcomes and increasing patient safety.

•
Avanos has market-leading positions and clinically preferred solutions across its key product offerings, with a strong brand portfolio.

Avanos Medical, Inc. 5405 Windward Parkway Alpharetta, Georgia 30004

MESSAGE FROM OUR CEO
March 18, 2022
FELLOW
STOCKHOLDERS,
It is my pleasure to invite you to the 2022 Annual Meeting of Stockholders of Avanos Medical, Inc. (the “Company”). The meeting will be held on Thursday, April 28, 2022, at 9:00 a.m. Eastern Time. Due to the continuing public health risks posed by COVID-19, the Annual Meeting will be a virtual-only meeting, held solely by means of remote communication at www.virtualshareholdermeeting.com/AVNS2022.
At the Annual Meeting, stockholders will be asked to:
•
Elect the five directors named in the proxy statement for a one-year term;

•
Ratify the appointment of the Company’s independent auditors for 2022; and

•
Approve on an advisory basis the compensation of the Company’s named executive officers.

These matters are fully described in the accompanying Notice of Annual Meeting and proxy statement.
Your vote is important. Regardless of whether you plan to attend the Annual Meeting, we urge you to vote your shares as soon as possible. You may vote using the included proxy card by completing, signing and dating it, and then returning it by mail. You may also vote your shares online over the internet or by using the telephone by following the instructions set forth on the proxy card. Additional information about voting your shares is included in the proxy statement.
Sincerely,
Joseph F. Woody
Chief Executive Officer

AVANOS MEDICAL, INC.
NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on April 28, 2022
WHEN
Thursday, April 28, 2022 9:00 a.m. Eastern Time
WHERE
www.virtualshareholder meeting.com/AVNS2022
RECORD DATE
Stockholders of record at the close of business on March 4, 2022 are entitled to notice of and to vote at the Annual Meeting

Matters to be Voted on at the Annual Meeting
Proposals
1 To elect as directors the five nominees named in the accompanying proxy statement for a one-year term;	3 To approve on an advisory basis the compensation of the Company’s named executive officers; and
2 To ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for 2022;	4 To take action upon any other business that may properly come before the meeting or any adjournment of the meeting.
Stockholders of record at the close of business on March 4, 2022 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.
To attend the virtual meeting, please register by following the instructions on page 12. Regardless of whether you plan to attend the virtual meeting, we ask that you nevertheless vote promptly online over the internet, by using the telephone or by signing, dating and returning the enclosed proxy card. You may revoke your proxy and vote your shares at the meeting if you would like to do so.
If you own shares in a brokerage account, your broker cannot vote your shares for Proposals 1, 3 or 4 unless you provide voting instructions to your broker. It is important that you exercise your right as a stockholder and vote on all the Proposals.

By Order of the Board of Directors.
Mojirade James
Senior Vice President, General Counsel
and Corporate Secretary
March 18, 2022
IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON APRIL 28, 2022
This proxy statement, along with a proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, are available at www.proxyvote.com.

PROXY STATEMENT

1	2022 Proxy Statement Summary
9	Information About Our Annual Meeting
9	How We Provide Proxy Materials
9	Who May Vote
10	How To Vote
10	How to Revoke or Change Your Vote
10	Votes Required
11	How Withhold Votes and Abstentions will be Counted
11	Effect of Not Instructing Your Broker
12	Attending the Virtual Annual Meeting
12	Costs of Solicitation
13	Corporate Governance
13	Board Leadership Structure
14	Director Independence
14	Board Meetings
14	Board Committees
20	Communicating with Our Directors
20	Other Corporate Governance Policies and Practices
22	Proposal 1. Election of Directors
22	Process and Criteria for Nominating Directors
24	Governance Committee Review of Attributes of Current Directors
24	Diversity of Directors
24	The Nominees
29	Director Continuing in Office for Term Ending in 2023
30	Director Compensation
31	2021 Outside Director Compensation
32	Proposal 2. Ratification of Auditors
33	Accounting Firm Fees
33	Audit Committee Approval of Audit and Non-Audit Services
34	Audit Committee Report
35	Proposal 3. Advisory Vote to Approve Named Executive Officer Compensation
36	Compensation Discussion and Analysis
37	Compensation Executive Summary
40	Executive Compensation Objectives and Policies
41	Executive Compensation Design Philosophy and Guiding Principles
42	Components of Our Executive Compensation Program
43	Setting Annual Compensation
45	Executive Compensation for 2021
51	Benefits and Other Compensation
51	Additional Information About Our Compensation Practices
54	Compensation Committee Report
55	Analysis of Compensation-Related Risks
56	Compensation Tables
56	Summary Compensation
56	Summary Compensation Table
58	Grants of Plan-Based Awards Table
59	Discussion of Summary Compensation and Plan-Based Awards Tables
59	Outstanding Equity Awards
60	Outstanding Equity Awards as of December 31, 2021
61	Option Exercises and Stock Vested
61	Pension Benefits
61	Nonqualified Deferred Compensation
62	Potential Payments on Termination or Change of Control
67	Ratio of CEO Compensation to Median Employee Compensation
68	Other Information
68	Security Ownership Information
69	Delinquent Section 16(a) Reports
69	Transactions with Related Persons
70	Stockholders Sharing the Same Household
70	2023 Stockholder Proposals
70	Stockholder Nominations for Board of Directors
71	Annual Meeting Advance Notice Requirements
72	Annual Report
73	Other Matters to be Presented at the Meeting
A-1	Appendix A – Reconciliations of Non-GAAP Financial Measures

2022 PROXY STATEMENT SUMMARY
This summary represents only selected information. You should review the entire proxy statement before voting. Except where the context otherwise requires, all references herein to “we,” “us,” “our,” “Avanos” or the “Company” refer collectively to Avanos Medical, Inc., a Delaware corporation, and its consolidated subsidiaries.
Avanos Medical, Inc. 2022 Annual Meeting of Stockholders
WHEN
Thursday, April 28, 2022 9:00 a.m. Eastern Time
WHERE
www.virtualshareholder meeting.com/AVNS2022
RECORD DATE
Stockholders of record at the close of business on March 4, 2022 are entitled to notice of and to vote at the meeting

MATTERS TO BE VOTED ON AT THE ANNUAL MEETING
Proposal	Description	Board Recommendation	See Page
1. Election of Directors	Election of Gary D. Blackford, John P. Byrnes, Patrick J. O’Leary, Maria Sainz and Dr. Julie Shimer to serve one-year terms expiring at the 2023 Annual Meeting of Stockholders	FOR all five nominees	22
2. Ratification of Appointment of Auditors	Ratification of the appointment of Deloitte & Touche LLP as our independent auditors for 2022	FOR	32
3. Say-on-Pay	Stockholder advisory vote on the compensation of our named executive officers	FOR	35
2022 Notice and Proxy Statement▲1

2022 PROXY STATEMENT SUMMARY
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▲ PROPOSAL 1. ELECTION OF DIRECTORS
Information about the five nominees for director is included below. The Board of Directors (the “Board”) unanimously recommends that stockholders vote FOR the election of each of these nominees.
Name and Experience	Committee Roles	Independent	Experience Highlights
Gary D. Blackford Chairman of the Board	• Compensation Committee (Chair) • Executive Committee (Chair)
•
Executive leadership as chief executive officer

•
Financial literacy and experience in finance

•
Knowledge of, and experience in, the healthcare industry

•
International experience

•
Governance and public company board experience

• Former Chairman and CEO, Universal Hospital Services
John P. Byrnes	• Compliance Committee (Chair) • Audit Committee • Governance Committee		• Executive leadership as chief executive officer • Knowledge of, and experience in, the healthcare industry • International experience • Governance and public company board experience
• Former Chairman and CEO, Lincare Holdings
Patrick J. O’Leary	• Audit Committee (Chair) • Compensation Committee		• Executive leadership as chief financial officer • Financial literacy and experience in finance • International experience • Governance and public company board experience
• Former Executive Vice President and CFO, SPX Corporation
Maria Sainz	• Compliance Committee • Governance Committee		• Executive leadership as chief executive officer • Knowledge of, and experience in, the healthcare industry • International experience • Governance and public company board experience
• Former CEO, Aegea Medical
Dr. Julie Shimer	• Governance Committee (Chair) • Audit Committee		• Executive leadership as chief executive officer • Knowledge of, and experience in, the healthcare industry • International experience • Governance and public company board experience
• Former CEO and director, Welch Allyn, Inc.
2▲2022 Notice and Proxy Statement

2022 PROXY STATEMENT SUMMARY
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▲ PROPOSAL 2. RATIFICATION OF APPOINTMENT OF AUDITORS

For 2022, the Audit Committee has selected Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm to audit our financial statements. The Audit Committee and the Board believe that the continued retention of Deloitte to serve as our independent auditors is in the best interests of the Company and its stockholders.
The Board of Directors unanimously recommends voting FOR the ratification of the appointment of Deloitte as our independent auditors for 2022.

▲ PROPOSAL 3. SAY-ON-PAY

In recent years, Avanos management has engaged with our stockholders, listened to constructive feedback and, in consultation with our Compensation Committee’s independent compensation consultant, made changes to our executive compensation program. We believe those changes resulted in a compensation program in 2021, including as applied to our named executive officers, that appropriately incents management, reflects the objective of pay-for-performance, and is generally aligned with our overall business strategy, values and management initiatives. The Compensation Committee believes that the Company’s executive compensation program is also aligned with stockholder interests.
The Board of Directors unanimously recommends a vote FOR approval of the compensation paid to our named executive officers.

2022 Notice and Proxy Statement▲3

2022 PROXY STATEMENT SUMMARY
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HOW TO VOTE
Shareholders of Record		Beneficial Owners
Have your proxy card in hand and follow the instructions.
If you are a beneficial owner and your shares are held in “street name” by a bank, broker or other nominee, you should follow the instructions provided to you by that firm.
Although most banks and brokers now offer voting by mail, telephone and internet, availability and specific procedures will depend on their voting arrangements.

BY TELEPHONE	Dial toll-free, 24/7 1-800-690-6903
BY INTERNET	Visit, 24/7 www.proxyvote.com
BY MAIL	Complete, date and sign your proxy card and send by mail in the enclosed postage-paid envelope
BY ATTENDING	Attend the virtual Annual Meeting and cast your ballot at www.virtualshareholdermeeting.com/AVNS2022
The deadline to vote by phone or electronically is 11:59 p.m. Eastern Time on April 27, 2022. If you vote by phone or internet, you do not need to return a proxy card.
4▲2022 Notice and Proxy Statement

2022 PROXY STATEMENT SUMMARY
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BOARD OF DIRECTORS OVERVIEW
Director and Principal Occupation	Age	Director Since	Independent	Audit	Compensation	Compliance	Governance	Executive
Gary D. Blackford Former Chairman and CEO, Universal Hospital Services	64	2014
John P. Byrnes Former Chairman and CEO, Lincare Holdings, Inc.	63	2014
Patrick J. O'Leary Former Executive Vice President and CFO, SPX Corporation	64	2014
Maria Sainz Former CEO, Aegea Medical, Inc.	56	2015
Julie Shimer, Ph.D. Former CEO, Welch Allyn, Inc.	69	2014
Joseph F. Woody	56	2017
Number of meetings in 2021			Board — 17	5*	6	7*	5	0
Chairman of the Board	Committee Chair	Committee Member	Audit Committee financial expert

*
Includes one joint session of the Audit and Compliance Committees.

2022 Notice and Proxy Statement▲5

2022 PROXY STATEMENT SUMMARY
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Environmental, Social and Governance (ESG) and Other Corporate Governance Highlights
We believe there is a direct connection between good ESG practices and sustained business success, and we believe it is important to uphold sound ESG practices.
Corporate Citizenship
Being a good corporate citizen means that our care extends beyond the patients who benefit from our products. We’re also committed to operating ethically and responsibly and complying with all applicable regulations around the world. We partner with suppliers that mirror our integrity by offering quality products, while also focusing on operating safely and sustainably.
Our commitment to corporate citizenship is reflected in our strong stand on opioid abuse — an epidemic with far-reaching societal effects. Avanos is committed to helping reduce and eliminate opioid abuse by offering alternate methods of pain relief. We believe that by living our values and working collaboratively, we will achieve our vision of being the best at getting patients back to the things that matter.
Our Compliance Committee oversees the Company’s ESG and corporate citizenship policies, programs and initiatives. Highlights of our commitment to ESG are described below.
Environmental. Striving for clean air, clean water and a healthy environment is fundamental to the way we manufacture our products. We rigorously track and report metrics related to waste, utilities and regulatory activity in all owned facilities and buildings. Our key environmental priorities are focused on: (i) managing waste to maximize the percentage of total waste that is diverted from landfills; (ii) tracking and reducing greenhouse gas emissions from electricity, steam and other energy sources; and (iii) ensuring the water we use in our operations is returned to the environment cleaner than it was received. Key environmental benchmarks for 2021 are shown below.

80%
total manufacturing waste diverted from landfills
100%
hazardous waste diverted from landfills
5%
reduction in total energy purchased and greenhouse gas emissions

Social. The Avanos Code of Conduct provides guidance for dealing with our customers, suppliers, employees, competitors and the public with integrity and in an ethical and appropriate manner. We respect international social compliance principles aimed at promoting and protecting human rights. Avanos also promotes human rights in its supply chain through our Supplier Social Compliance Standards, which are designed to identify, prevent, mitigate and account for human rights violations, with a focus on countries at high risk for human rights abuses.

6▲2022 Notice and Proxy Statement

2022 PROXY STATEMENT SUMMARY
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Governance. We believe that good governance is integral to achieving long-term value for all our stakeholders. The governance best practices we follow are summarized in the table below.

5 of our 6 directors are independent, including all members of our Audit, Compensation, Governance and Compliance Committees	Board is diverse in age, gender, skills and experience
Separate Chairman and CEO roles	2 of our 6 directors are women, including 1 who is Latina
Board responsibility for risk oversight	Active stockholder engagement
Independent directors regularly meet without management present	Periodic review of long-term management development and succession plans
Diversity, Equity and Inclusion. Avanos’ commitment to diversity, equity and inclusion (“DE&I”) supports the company’s goal of achieving success as we continue to grow our business and develop our workforce.  Our commitment is also reflected in the important role that our DE&I Council plays in our governance practices. Founded in 2021, the DE&I Council is comprised of employees from various salary levels, functional departments and geographic regions throughout Avanos. The Council plays a critical role by: (i) implementing Avanos’ DE&I strategy and policies; (ii) ensuring that DE&I is an integral part of the Avanos culture; (iii) providing governance and oversight with respect to our
DE&I endeavors; (iv) advising senior leadership on Avanos’ DE&I strategies to ensure they are in alignment with our overall business strategy, while capturing suggestions for improvements; and (v) recommending actions to implement, enhance and drive accountability for DE&I metrics. Ultimately, the DE&I Council aims to strengthen the engagement and motivation of our global workforce through the creation of a highly inclusive environment that allows a greater level of diversity at every level, thus driving better business outcomes.
Set out below are key 2021 DE&I statistics for Avanos.

2 of 7
executive officers are ethnically diverse, including 1 woman
31%
of global director level and above employees are women
43%
of global salaried employees are women
31%
of U.S. salaried employees are ethnically diverse

Health and Safety; COVID-19 Response. We are committed to protecting our employees everywhere we operate. We identify potential risks associated with workplace activities in order to develop measures to mitigate possible hazards. In addition, we support employees with safety training and put specific programs in place for those working in potentially hazardous environments. In 2021, our OSHA recordable incident rate was 0.21 per 100 employees.
We have taken additional measures during the COVID-19 pandemic, including implementing new safety protocols and guidelines as recommended by federal, state, local and foreign governments. Employees at our administrative offices have been encouraged to work remotely; where offices have reopened, they have done so with strict safety and hygiene guidelines.
Employee Retention. In 2021, we implemented a multi-tiered employee retention strategy. The key elements of this strategy include: (i) enhanced compensation and rewards for key employees, expanded benefits and more flexible work arrangements; (ii) fostering greater employee engagement through initiatives such as peer-to-peer coaching, internal promotions, a leadership development program and increased executive outreach through towns halls, podcasts and videos; and (iii) recognizing employees for their efforts through a variety of awards, spotlights and appreciation events.

2022 Notice and Proxy Statement▲7

2022 PROXY STATEMENT SUMMARY
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Executive Compensation Highlights
Pay-for-performance is a key objective of our compensation program. Consistent with that objective, performance-based compensation constituted a significant portion of our named executive officers’ total direct annual compensation for 2021. To further align the financial interests of our executives with those of our stockholders, a majority of our executives’ total direct annual compensation for 2021 was performance-based.

*
Percentage of 2021 target equity grant value.

COMPENSATION PRACTICES AND POLICIES
The design principles for our executive compensation program are intended to protect and promote the interests of our stockholders.
WHAT WE DO
Pay for performance
Perform an annual compensation risk assessment
Utilize an independent compensation consultant retained by the Compensation Committee
Require that change-in-control agreements contain a double trigger severance requirement
Maintain stock ownership guidelines
Maintain a clawback policy on incentive payments in case of financial restatement
Benchmark our compensation practices to ensure executive compensation is competitive with our peer group
Cap short and long-term incentive payments at reasonable levels
WHAT WE DON’T DO
No employment contracts
No excise tax gross-up on change-in- control payments
No repricing of underwater options without stockholder approval
No current payment of dividends or dividend equivalents on unearned long- term incentives
No executive officer hedging or pledging transactions involving Company stock
No perquisites other than minimal perks such as relocation benefits

8▲2022 Notice and Proxy Statement

INFORMATION ABOUT OUR ANNUAL MEETING
On behalf of the Board of Directors of Avanos Medical, Inc., we are soliciting your proxy for the 2022 Annual Meeting of Stockholders.
WHEN
Thursday, April 28, 2022 9:00 a.m. Eastern Time
WHERE
www.virtualshareholder meeting.com/AVNS2022
RECORD DATE
Stockholders of record at the close of business on March 4, 2022 are entitled to notice of and to vote at the Annual Meeting

At the Annual Meeting, the stockholders will vote on the following matters:
Proposals
1 To elect as directors the five nominees named in this proxy statement for a one-year term;	3 To approve on an advisory basis the compensation of our named executive officers; and
2 To ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for 2022;	4 To take action upon any other business that may properly come before the meeting or any adjournment of the meeting.
Our Board of Directors recommends that you vote your shares FOR the nominees in Proposal 1 and FOR each of Proposals 2 and 3.
How We Provide Proxy Materials
We began providing our proxy statement and form of proxy to stockholders on March 18, 2022.
As permitted by rules of the Securities and Exchange Commission (“SEC”), we are making this proxy statement and our 2021 Annual Report available to many of our stockholders via the internet rather than by mail. This reduces printing and delivery costs and supports our sustainability efforts. You may have received in the mail a “Notice of Electronic Availability” explaining how to access this proxy statement and our 2021 Annual Report on the internet and how to vote online. If you received this Notice but would like to receive a paper copy of the proxy materials, you should follow the instructions contained in the Notice for requesting these materials.

Who May Vote
If you were a stockholder of record at the close of business on March 4, 2022, you are eligible to vote at the Annual Meeting. Each share of our common stock that you own entitles you to one vote. Shares may not be voted cumulatively.
As of the record date, 47,317,989 shares of common stock were outstanding.
If your shares are held by a bank or brokerage firm, you are considered a “beneficial owner” of the shares held in “street name.” If your shares are held in street name, your bank or brokerage firm (the record holder of your shares) forwarded to you these proxy materials, along with a voting instruction card. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares with respect to “routine” matters but it will not be permitted to vote your shares with respect to “non-routine” matters. In the case of non-routine matters, your shares will be considered “broker non-votes” on those proposals.

2022 Notice and Proxy Statement▲9

INFORMATION ABOUT OUR ANNUAL MEETING
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How to Vote
If you are the record holder of your shares as of the record date, you may vote by using the telephone or internet, by completing and returning the enclosed proxy card by mail, or by voting at the virtual meeting.
To vote by telephone or internet, see the instructions on the proxy card and have the proxy card available when you place your telephone call or access the internet website. To vote your proxy by mail, mark your vote on the proxy card, then follow the instructions on the card to return it by postage-prepaid mail.
If your shares are held in street name, please follow the instructions on the voting instruction card to vote your shares.
If you are the record holder of your shares and you attend the virtual meeting, you may vote at that time. Beneficial owners of shares held in street name who wish to vote at the virtual meeting will need to obtain a power of attorney or proxy from their record holder to do so.
If you return a completed and properly signed proxy card prior to the meeting, or if you vote by telephone or internet prior to the meeting, the persons named as proxies on the proxy card will vote your shares according to your directions. The voting results will be certified by independent Inspectors of Election.
If you are a stockholder of record and you sign and return your proxy card, or if you vote by using the telephone or internet, but you do not specify how you want to vote your shares, the persons named as proxies on the proxy card will vote your shares as follows:
•
FOR the election of the five directors named in this proxy statement;

•
FOR ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors for 2022; and

•
FOR approval of the compensation of our named executive officers.

If any other matters are properly presented at the Annual Meeting for consideration, the persons named as proxies on the proxy card will vote as recommended by the Board of Directors or, if no recommendation is given, in their discretion.

How to Revoke or Change Your Vote
If you are a stockholder of record, there are several ways to revoke or change your vote:
•
Mail a revised proxy card or a written notice of revocation with a later date to the Corporate Secretary of the Company. The revised proxy card or notice of revocation must be received by close of business on April 27, 2022. Use the following address:

Avanos Medical, Inc. Attn: Corporate Secretary 5405 Windward Parkway Suite 100 South Alpharetta, GA 30004
•
Use the telephonic voting procedures or internet voting website. The revocation or change must be completed by 11:59 p.m. Eastern Time on April 27, 2022.

•
Attend the virtual Annual Meeting and vote. Please note that attendance at the virtual Annual Meeting will not revoke a proxy if you do not actually vote at the meeting.

If you hold your shares in street name, the above options for changing your vote or revoking your instructions do not apply and you must follow the instructions received from your bank or broker to change your vote or revoke your proxy.

Votes Required
There must be a quorum to conduct business at the Annual Meeting, which is established by having a majority of the outstanding shares of our common stock present in person or represented by proxy at the virtual meeting. If you vote, your shares will be included in the number of shares to establish the quorum. Abstentions (or “Withhold” votes for the election of directors) or proxy cards returned without voting instructions and broker non-votes will be counted as present for the purpose of determining whether the quorum requirement is satisfied.

10▲2022 Notice and Proxy Statement

INFORMATION ABOUT OUR ANNUAL MEETING
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Proposal	Voting Policy
1 Election of directors	Plurality plus
2 Ratification of appointment of auditors	Affirmative vote of a majority of shares present and entitled to vote
3 Say-on-Pay	Affirmative vote of a majority of shares present and entitled to vote
How Withhold Votes and Abstentions Will Be Counted
ELECTION OF DIRECTORS
“Withhold” votes for the election of directors will be counted for the purpose of determining the presence of a quorum and the number of votes cast and, in effect, as votes “against” a nominee.

OTHER PROPOSALS
Abstentions will be counted:
•
In determining the presence of a quorum;

•
In determining the total number of shares entitled to vote on a proposal; and

•
As votes against a proposal.

Effect of Not Instructing Your Broker
ROUTINE MATTERS
If your shares are held in street name and you do not instruct the broker on how to vote your shares, your broker may choose to leave your shares un-voted or to vote your shares on routine matters. “Proposal 2 — Ratification of Auditors” is the only routine matter on the agenda at this year’s Annual Meeting.

NON-ROUTINE MATTERS
Without instructions from you on how to vote your shares, your broker cannot vote your shares on non-routine matters, including Proposals 1, 3, and 4, resulting in what are known as “broker non-votes.” Broker non-votes will not be considered present or entitled to vote on non-routine matters and will also not be counted for the purpose of determining the number of votes cast on these proposals.

ELECTION OF DIRECTORS
The Company has a “plurality-plus” voting policy for directors in uncontested elections. Under our “plurality-plus” voting policy, if any nominee for director receives a greater number of votes “withheld” than votes “for” such nominee in an uncontested election, he or she will promptly tender his or her resignation. The Governance Committee, without the participation of the director who tendered his or her resignation, will then take action to accept or reject the director’s resignation and submit its recommendation to the full Board of Directors. The full Board of Directors, without the participation of the director who tendered his or her resignation, will accept or reject the resignation within 90 days of the certification of the election results and, if it chooses not to accept the resignation, will promptly disclose its decision in a Current Report on Form 8-K or other filing with the SEC. Further details about our “plurality plus” policy are included in our Corporate Governance Policies, which are available in the Investors section of our website at www.avanos.com.

2022 Notice and Proxy Statement▲11

INFORMATION ABOUT OUR ANNUAL MEETING
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OTHER PROPOSALS OR MATTERS
Approval of other matters at the Annual Meeting requires the affirmative vote of a majority of shares that are present at the virtual meeting (in person or by proxy) and entitled to vote on the proposal.
If you are a stockholder of record and you do not sign and return a proxy card or vote by telephone or internet, your shares will not count toward the quorum requirement and will not affect the outcome of any proposal at the Annual Meeting.

Attending the Virtual Annual Meeting
If you are a stockholder of record, you or your duly appointed representative may attend the virtual Annual Meeting. Returning your proxy card will not affect your right to attend the virtual Annual Meeting and to vote. If you do plan to attend, we ask that you inform us by email or telephone, as shown below.
If you are not a stockholder of record but hold shares as a beneficial owner in street name, you may be required to provide proof of beneficial ownership, such as your account statement reflecting your ownership as of the record date, a copy of the voting instruction provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership.
To register to attend the virtual Annual Meeting, or if you have questions about the Annual Meeting, please contact Stockholder Services:
BY PHONE	470-448-5000
BY E-MAIL	stockholderservices@avanos.com

Costs of Solicitation
The Company will bear all costs of this proxy solicitation, including the cost of preparing, printing and delivering materials, and the out-of-pocket expenses of brokers, fiduciaries and other nominees who forward proxy materials to stockholders. In addition to mail and electronic means, our employees may solicit proxies by telephone or otherwise. Our employees will not receive additional compensation for such solicitations. We have retained D. F. King & Co., Inc., to aid in the solicitation at a cost of approximately $11,500 plus reimbursement of out-of-pocket expenses.

12▲2022 Notice and Proxy Statement

CORPORATE GOVERNANCE
Our governance structure and processes are based on a number of important governance documents, including our Code of Conduct, Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), Bylaws, Corporate Governance Policies and our Board Committee Charters. These documents, which are available in the Investors section of our website at www.avanos.com, guide the Board and our management in the execution of their responsibilities.
The Company believes there is a direct connection between good corporate governance and long-term, sustained business success, and we believe it is important to uphold sound governance practices. As such, the Board reviews its governance practices and documents on an ongoing basis, and it monitors and considers changing regulatory requirements, governance trends and issues raised by our stockholders. After careful evaluation, we may periodically make governance changes in view of these matters to maintain current good governance practices and promote stockholder value.
We believe we are in compliance with all applicable corporate governance requirements of the New York Stock Exchange (“NYSE”), the SEC, the Sarbanes-Oxley Act of 2002 and the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank”) that have become effective as of the date of this proxy statement.

Board Leadership Structure

Gary D. Blackford has served as the Chairman of the Board (“Chairman”) since April 30, 2020, when the former Chairman retired from the Board. It is the Board’s view at this time that having separate Chairman and CEO roles promotes candid discourse and responsible corporate governance.

The Board, however, retains the discretion to combine the Chairman and CEO roles and appoint an independent lead director at any time if it deems that to be in the best interests of our Company and stockholders.

Consistent with this leadership structure, at least once each quarter our Chairman, who is an independent director, chairs executive sessions of our non-management directors. Members of the Company’s senior management team do not attend these sessions.
Gary D. Blackford serves as our independent Chairman. Our Corporate Governance Policies outline the significant roles and responsibilities of the Chairman, which include:
•
Presiding over meetings of the Board and stockholders and providing perspective to the CEO regarding discussions at these meetings;

•
Chairing executive sessions at which non-management directors meet outside management’s presence, and providing feedback from such sessions to the CEO;

•
Serving as the Chair of the Executive Committee;

•
Coordinating the activities of the independent directors and serving as a liaison between the independent directors, as a group, and the CEO;
•
Approving agendas and schedules for Board meetings;

•
Reviewing, approving and revising materials for distribution to the Board, in connection with Board meetings or otherwise, as appropriate;

•
Leading (with the Chairman of the Governance Committee) the annual Board evaluation;

•
Leading (with the Chairman of the Compensation Committee) the Board’s review and discussion of the CEO’s performance and compensation;

•
Providing feedback to individual directors following their periodic evaluations;

•
Acting as a direct conduit to the Board for stockholders, employees and others according to the Board’s policies; and

•
Assuming such other responsibilities as the Board may designate from time to time.

2022 Notice and Proxy Statement▲13

CORPORATE GOVERNANCE
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Director Independence
We believe our independent board helps ensure good corporate governance and strong internal controls.
Our Corporate Governance Policies provide independence standards consistent with the rules and regulations of the SEC and the listing standards of the NYSE. Our independence standards can be found in Section 17 of our Corporate Governance Policies.
The Governance Committee of the Board has determined that all our directors, other than our CEO, Joseph F. Woody, are independent directors and meet the independence standards in our Corporate Governance Policies.

Board Meetings
17
Board meetings held in 2021
100%
of our incumbent directors attended more than 75% of Board and applicable committee meetings
100%
attendance at the 2021 Annual Meeting of Stockholders by all directors

The Board of Directors met 17 times in 2021. All our incumbent directors attended in excess of 75 percent of the total number of meetings of the Board and the committees on which they served during 2021.
Although we do not have a formal policy with respect to director attendance at annual meetings, all our directors attended the 2021 Annual Meeting, and we expect that all directors will be in attendance at the 2022 Annual Meeting.

Board Committees
In 2021, the standing committees of the Board consisted of the:
•
Audit Committee;

•
Compensation Committee;

•
Compliance Committee;

•
Governance Committee; and

•
Executive Committee.

In compliance with applicable NYSE corporate governance listing standards, the Board has adopted charters for all the Committees except the Executive Committee.
Our Committee charters are available in the Investors section of our website at www.avanos.com.
As set forth in our Corporate Governance Policies, and in the charter of each individual Committee, the Board’s Committees all have the authority to retain independent advisors and consultants, with all costs paid by the Company.

14▲2022 Notice and Proxy Statement

CORPORATE GOVERNANCE
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		Committee Memberships
Director	Independent	Audit	Compensation	Compliance	Governance	Executive
Gary D. Blackford
John P. Byrnes
Patrick J. O’Leary
Maria Sainz
Julie Shimer, Ph.D.
Joseph F. Woody
Committee meetings in 2021		5*	6	7*	5	0
Chairman of the Board	Committee Chair	Committee Member	Audit Committee financial expert
*Includes one joint session of the Audit and Compliance Committees.
Audit Committee
MEMBERS Patrick J. O’Leary John P. Byrnes Dr. Julie Shimer	Meetings in 2021: 5* *Includes one joint session of the Audit and Compliance Committees. ALL MEMBERS ARE INDEPENDENT

PRIMARY RESPONSIBILITIES
The Audit Committee’s principal functions, as specified in its charter, include:
•
Overseeing:

–
The quality and integrity of our financial statements;

–
Our compliance programs in coordination with the Compliance Committee;

–
Our hedging strategies and policies;

–
The independence, qualification and performance of our independent auditors; and

–
The performance of our internal auditors.

•
Selecting and engaging our independent auditors, subject to stockholder ratification.

•
Pre-approving all audit and non-audit services that our independent auditors provide.

•
Reviewing the scope of audits and audit findings, including any comments or recommendations of our independent auditors.

•
Establishing policies for our internal audit programs.

•
Overseeing our risk management program and receiving periodic reports from management on risk assessments, the risk management process, and issues related to the risks of managing our business.

•
The Board has determined that: (i) one of the three Audit Committee members is an “audit committee financial expert” under SEC rules and regulations and (ii) all three members of the Audit Committee satisfy the NYSE’s financial literacy requirements and qualify as independent directors under our Corporate Governance Policies.

•
No member of the Audit Committee serves on the audit committee of more than three public companies. Under our Audit Committee charter and NYSE corporate governance listing standards, if a member were to serve on more than three such committees, the Board would then determine whether this situation impairs the member’s ability to serve effectively on our Audit Committee, and we would post information about this determination on the Investors section of our website at www.avanos.com.

AUDIT COMMITTEE REPORT
•
For additional information about the Audit Committee’s oversight activities with respect to our 2021 financial statements, see “Proposal 2, Ratification of Auditors — Audit Committee Report.”

2022 Notice and Proxy Statement▲15

CORPORATE GOVERNANCE
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Compensation Committee
MEMBERS Gary D. Blackford* Patrick J. O’Leary * Mr. Blackford was appointed Chair of the Compensation Committee in April 2021, when the prior Chair did not stand for re-election to the Board.	Meetings in 2021: 6 ALL MEMBERS ARE INDEPENDENT

PRIMARY RESPONSIBILITIES
The Compensation Committee’s principal functions, as specified in its charter, include:
•
Establishing and administering the policies governing annual compensation and long-term compensation, including time-based restricted share awards, performance-based restricted share awards and stock option awards, such that the policies are designed to align compensation with our overall business strategy and performance;

•
Setting, after an evaluation of his overall performance, the compensation level of the CEO;

•
Determining, in consultation with the CEO, compensation levels and performance targets for our executive officers;

•
Setting annual targets and certifying awards for corporate performance under our corporate incentive compensation plans; and

•
Advising the Board on outside director compensation.

•
Overseeing:

–
Leadership development for senior management and future senior management candidates;

–
A periodic review of our long-term and emergency succession planning for the CEO and other key officer positions, in conjunction with our Board; and

–
Key organizational effectiveness and engagement policies.

•
Annually reviewing our compensation policies and practices for the purpose of mitigating risks arising from these policies and practices that could reasonably have a material adverse effect on the Company.

ROLES OF THE COMMITTEE AND CEO IN
COMPENSATION DECISIONS
Each year, the Compensation Committee reviews and approves the compensation of our named executive officers, including our CEO, and certain other officers (collectively, the “Covered Officers”). The Compensation Committee’s charter does not permit the Committee to delegate to anyone the authority to establish any compensation policies or programs for the executive officers. With respect to officers other than the Covered Officers, our CEO has the authority to establish compensation programs and, subject to certain limits, to approve equity grants. However, only the Compensation Committee may make equity grants to our executive officers.
Our CEO makes a recommendation to the Compensation Committee each year on the appropriate target annual compensation for each of the Covered Officers. The Compensation Committee makes the final determination of the target annual compensation for each Covered Officer. While our CEO typically attends Compensation Committee meetings, none of the other executive officers is present during the portion of the Committee meetings when their compensation is set. In addition, our CEO is not present during the portion of any Compensation Committee meeting when his compensation is set.
For additional information on the Compensation Committee’s processes and procedures for determining executive compensation, and for a detailed discussion of our compensation policies, see “Compensation Discussion and Analysis.”

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CORPORATE GOVERNANCE
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USE OF COMPENSATION CONSULTANTS
The Compensation Committee’s charter authorizes the Committee to retain advisors, including compensation consultants, to assist it in its work. The Committee believes that compensation consultants can provide important market information and perspectives that can help it determine compensation programs that best meet the objectives of our compensation policies. In selecting a consultant, the Compensation Committee evaluates the independence of the firm as a whole and of the individual advisors who will be working with the Committee.
The Compensation Committee retains an independent compensation consultant which, according to the Committee’s written policy, provides services solely to the Committee and not to the Company. The Compensation Committee’s consultant has no other business relationship with the Company and receives no payments from the Company other than fees for services to the Committee. The consultant reports directly to the Committee, and the Committee may replace the consultant or hire additional consultants at any time. The Compensation Committee selected Meridian Compensation Partners, LLC (“Meridian”) as its independent consultant for 2021.
In 2021, the scope of Meridian’s activities included:
•
Conducting a review of the executive compensation peer group;

•
Benchmarking the compensation of the Covered Officers;

•
Reviewing and commenting on the Company’s executive compensation programs;

•
Conducting a risk assessment of the Company’s executive compensation programs;

•
Attending Compensation Committee meetings; and

•
Periodically consulting with the Chairman of the Compensation Committee.

COMMITTEE ASSESSMENT OF CONSULTANT CONFLICTS OF INTEREST
The Compensation Committee has reviewed whether the work provided by Meridian raises any conflict of interest. Factors considered by the Committee include:
1
Whether other services are provided to the Company by the consultant;

2
What percentage of the consultant’s total revenue is made up of fees from the Company;

3
Policies or procedures of the consultant that are designed to prevent a conflict of interest;

4
Any business or personal relationships between individual consultants involved in the engagement and Committee members;

5
Any shares of the Company stock owned by individual consultants involved in the engagement; and

6
Any business or personal relationships between our executive officers and the consulting firm or the individual consultants involved in the engagement.

Based on its review, the Compensation Committee does not believe that Meridian’s services to the Committee in 2021 raised a conflict of interest with respect to the work they performed for the Committee.

COMMITTEE REPORT
The Compensation Committee has reviewed the “Compensation Discussion and Analysis” section of this proxy statement and has recommended that it be included in this proxy statement. The
Committee’s report is located at “Compensation Discussion and Analysis — Compensation Committee Report.”

2022 Notice and Proxy Statement▲17

CORPORATE GOVERNANCE
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COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During 2021, Mr. Blackford, Mr. O’Leary and two former members of the Board served on the Compensation Committee. None of these individuals is or was a current or former officer or employee of the Company. Also, during 2021, none of these individuals had any relationship with the Company requiring disclosure under the rules promulgated by the SEC. For information about our policies on transactions with related parties, see the “Transactions with Related Parties” section of this proxy statement. During 2021, none of our executive officers served as a member of the board of directors or compensation committee of any entity that had one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

COMPLIANCE COMMITTEE
MEMBERS John P. Byrnes Maria Sainz	Meetings in 2021: 7* *Includes one joint session of the Audit and Compliance Committees. ALL MEMBERS ARE INDEPENDENT
PRIMARY RESPONSIBILITIES The Compliance Committee’s principal functions, as specified in its charter, include the following: • Overseeing the Company’s compliance program in the areas of:

–
Code of Conduct

–
Conflicts of Interest

–
Consumer Protection

–
Customs and Export Controls

–
Environment

–
Ethics

–
False Claims

–
Foreign Corrupt Practices Act and Similar Anti-Bribery Laws

–
Fraud and Abuse Laws including Anti-Kickback

–
Government Reimbursement Programs, including Medicare

–
Government Relations

–
Health and Safety

–
Interactions with Healthcare Professionals

–
Information Systems Security

–
Intellectual Property

–
International Distributors

–
Labor & Employment

–
Physical Security

–
Public Policy

–
Quality

–
Recalls

–
Regulatory, including FDA

–
Safety

–
Sales of Products or Services to US or Foreign Governments, including entities owned by such governments

–
Sunshine Act and Other Laws Relating to Reporting of and Transparency with Respect to Payments to Healthcare Professionals

–
Transportation

•
Overseeing the Company’s sustainability, corporate social responsibility and corporate citizenship matters.

•
Monitoring the Company’s efforts to implement programs, policies and procedures relating to compliance matters.

•
Overseeing the investigation of any significant instances of non-compliance with laws or the Company’s compliance program, policies or procedures, other than any instances involving financial non-compliance.

• Reviewing the Company’s compliance risk assessment plan. • Identifying and investigating emerging compliance issues and trends that may affect the Company.
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CORPORATE GOVERNANCE
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GOVERNANCE COMMITTEE
MEMBERS Dr. Julie Shimer John P. Byrnes Maria Sainz	Meetings in 2021: 5 ALL MEMBERS ARE INDEPENDENT

PRIMARY RESPONSIBILITIES
The Governance Committee’s principal functions, as specified in its charter, include:
•
Overseeing the screening and recruitment of prospective Board members and making recommendations to the Board regarding specific director nominees, as well as overseeing the process for Board nominations;

•
Overseeing corporate governance matters, including developing and recommending to the Board changes to our Corporate Governance Policies; and

•
Advising the Board on:

–
Board organization, membership, function and performance.

–
Committee structure and membership.

–
Reviewing director independence standards and making recommendations to the Board with respect to the determination of director independence.

–
Monitoring and recommending improvements to the Board’s practices and procedures.

–
Reviewing stockholder proposals and considering how to respond to them.

The Committee, in accordance with its charter and our Certificate of Incorporation, has established criteria and processes for director nominations, including those proposed by stockholders. Those criteria and processes are described in “Proposal 1. Election of Directors — Process and Criteria for Nominating Directors” and “Other Information — Stockholder Nominations for Board of Directors.”

EXECUTIVE COMMITTEE
MEMBERS Gary D. Blackford, Chairman of the Board John P. Byrnes Patrick J. O’Leary Joseph F. Woody	Meetings in 2021: 0 ALL MEMBERS ARE INDEPENDENT, OTHER THAN MR. WOODY
PRIMARY RESPONSIBILITIES
The Executive Committee’s principal function is to exercise, when necessary between Board meetings, the Board’s powers to direct our business and affairs.	Accordingly, the Committee has no regularly scheduled meetings and it is expected that, each year, the Committee will meet infrequently or not at all.
2022 Notice and Proxy Statement▲19

CORPORATE GOVERNANCE
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Communicating with Our Directors
The Board has established processes by which stockholders and other interested parties may communicate with the Board, as well as with the
Audit Committee and Compliance Committee. Those processes can be found in the Investors section of our website at www.avanos.com.

Other Corporate Governance Policies and Practices
CORPORATE GOVERNANCE POLICIES
The Board has adopted Corporate Governance Policies. These policies guide the Company and the Board on matters of corporate governance, including:
•
Director responsibilities;

•
Board committees and their charters;

•
Director independence;

•
Director compensation and performance assessments;

•
Director orientation and education;

•
Director access to management;

•
Board access to outside financial, business, and legal advisors; and

•
Management development and succession planning.

To see these policies, go to the Investors section of our website at www.avanos.com.

CODE OF CONDUCT
The Company has a Code of Conduct that applies to all of our directors, executive officers and employees, including our CEO, Chief Financial Officer and Controller. It is available in the Investors section of our website at
www.avanos.com. Any amendments to or waivers of our Code of Conduct applicable to our CEO, Chief Financial Officer or Controller will also be posted at that location.

BOARD AND MANAGEMENT ROLES IN RISK OVERSIGHT
The Board is responsible for providing risk oversight with respect to our operations. In connection with this oversight, the Board particularly focuses on our strategic and operational risks, as well as related risk mitigation.
In addition, the Board reviews and oversees management’s response to the key risks facing the Company. The Board’s committees review particular risk areas to assist the Board in its overall risk oversight of the Company.

COMMITTEES
AUDIT	COMPENSATION	COMPLIANCE	GOVERNANCE

The Audit Committee monitors risks relating to such matters as our:
•
Internal controls;

•
Cybersecurity;

•
Financial statement integrity and fraud risks; and

•
Related risk mitigation.

In connection with this oversight, the Audit Committee receives regular reports from management on:
•
Risk assessments;

•
The risk management process; and

•
Issues related to the risks of managing our business.

The Compensation Committee reviews the risk profile of our compensation policies and practices. This process includes an assessment of our compensation programs, as described in “Compensation Discussion and Analysis — Analysis of Compensation-Related Risks.”

The Compliance Committee monitors risks relating to certain compliance matters, such as those described in the section “Compliance Committee,” and recommends appropriate actions in response to those risks.
The Governance Committee monitors risks relating to governance matters and recommends appropriate actions in response to those risks.
20▲2022 Notice and Proxy Statement

CORPORATE GOVERNANCE
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Complementing the Board’s overall risk oversight, our senior executive team identifies and monitors key enterprise-wide and business unit risks, providing the basis for the Board’s risk review and oversight process. Our senior management team is supported by management members from business units and from our finance, treasury, information technology, global risk management, compliance, internal audit and legal functions. Management identifies significant risks for review and updates our policies for risk management in areas such as hedging, foreign currency, and country risks, product liability, property and casualty risks, and supplier and customer risks. The Board believes this allocation of risk management responsibilities supplements the Board’s leadership structure by allocating risk areas to an appropriate committee for oversight, allows for an orderly escalation of issues as necessary, and helps the Board satisfy its risk oversight responsibilities.

WHISTLEBLOWER PROCEDURES
The Audit Committee has established procedures for receiving, recording and addressing any complaints we receive regarding accounting, internal accounting controls or auditing matters, and for the confidential and anonymous submission, by our employees or others, of any concerns about our accounting or auditing practices. The Compliance Committee has adopted similar procedures for receiving, recording and addressing any complaints we receive regarding compliance matters other than those addressed by the Audit Committee. The Audit Committee’s and Compliance Committee’s procedures are available in the Investors section of our website at www.avanos.com. We also maintain a toll-free Code of Conduct telephone line and a website, each allowing our employees and others to voice their concerns anonymously.

MANAGEMENT SUCCESSION PLANNING
In conjunction with the Board, the Compensation Committee is responsible for periodically reviewing the long-term management development plans and succession plans for the CEO and other key officers, as well as the emergency succession plan for the CEO and other key officers if any of these officers unexpectedly becomes unable to perform his or her duties.

DISCLOSURE COMMITTEE
We have established a Disclosure Committee to assist in fulfilling our obligations to maintain disclosure controls and procedures and to coordinate and oversee the process of preparing our periodic securities filings with the SEC. This committee is composed of members of management.

NO EXECUTIVE LOANS
We do not extend loans to our executive officers or directors and therefore do not have any such loans outstanding.
CHARITABLE CONTRIBUTIONS
The Governance Committee has adopted guidelines for the review and approval of charitable contributions by the Company to organizations or entities with which a director or an executive officer may be affiliated. We will disclose in the Investors section of our website at www.avanos.com any contributions made by us to a tax-exempt organization under the following circumstances:
•
If an independent director serves as an executive officer of the tax-exempt organization; or

•
If, within the preceding three years, contributions in any single year from the Company to the organization exceeded the greater of  $1 million or 2 percent of the tax-exempt organization’s consolidated gross revenues.

2022 Notice and Proxy Statement▲21

PROPOSAL 1.
ELECTION OF DIRECTORS
At the 2020 Annual Meeting, stockholders voted to approve adoption of amendments to our certificate of incorporation to declassify our Board of Directors (the “Declassification Amendment”). This change is reflected in our Certificate of Incorporation and our Bylaws.
By declassifying the Board, our stockholders can vote on the election of our entire Board of Directors each year, rather than on a staggered basis, as was previously the case under our classified board structure. To comply with Delaware law, however, the Declassification Amendment could not change the unexpired three-year terms of directors elected prior to the effectiveness of the Declassification Amendment, including directors elected at the 2020 Annual Meeting.
Accordingly, the three-year term for directors elected in 2018 expired in 2021 and the three-year term for directors elected in 2019 and 2020 will expire at the 2022 and 2023 Annual Meetings, respectively. The following table summarizes the implementation of the declassification of our Board pursuant to the Declassification Amendment.

Annual Meeting Year	Number of Directors Elected	Length of Term (Expiration Date)
2020	Two	Three years (2023)
2021	Two	One year (2022)
2022	Five	One Year (2023)
2023 (and thereafter)	Full Board	One Year (next Annual Meeting)
Five directors, Gary D. Blackford, John P. Byrnes, Patrick J. O’Leary, Maria Sainz and Dr. Julie Shimer, have terms that expire at the 2022 Annual Meeting. All five of these directors have been nominated to serve for a one-year term until the 2023 Annual Meeting of Stockholders and until their successors have been duly elected and qualified. All the director nominees have advised us that they will serve if elected.
However, should any nominee become unable to serve, the Board may reduce the number of directors to be elected or select a substitute nominee. If the Board selects a substitute nominee, the shares represented by valid proxies will be voted for the substitute nominee, other than shares voted “Withhold” with respect to the original nominee.

Process and Criteria for Nominating Directors
The Board is responsible for nominating candidates for election by stockholders and filling vacancies on the Board. The Board has delegated the screening and recruitment process to the Governance Committee, in consultation with the Chairman and CEO. The Governance Committee therefore recommends to the Board nominees for election as directors at our Annual Meeting of Stockholders. It also recommends nominees to fill any vacancies. As provided in our Certificate of Incorporation, the Board may elect a new director when a vacancy occurs between Annual Meetings of Stockholders. The Committee may receive recommendations for Board candidates from various sources, including our directors, management and stockholders. Stockholders may submit recommendations for Board candidates to:
Avanos Medical, Inc. Attn: Corporate Secretary 5405 Windward Parkway Suite 100 South Alpharetta, GA 30004

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Board candidates recommended by stockholders are evaluated using the same criteria as candidates recommended by other sources. In addition, the Governance Committee may periodically retain a search firm to assist it in identifying and recruiting director candidates meeting the criteria specified by the Committee.
The Committee believes the criteria for director nominees should foster effective corporate governance, support our strategies and businesses, take diversity into account, and ensure that our directors, as a group, have an overall mix of the attributes needed for an effective Board. The criteria should also support the successful recruitment of qualified candidates.
Qualified candidates for director are those who, in the judgment of the Committee, possess all the personal attributes and a sufficient mix of the experience attributes listed below to ensure effective service on the Board.

PERSONAL ATTRIBUTES
LEADERSHIP Leads in personal and professional lives.	INDEPENDENCE Is independent of management and the Company (for non-management directors only).
ETHICAL CHARACTER Possesses high standards for ethical behavior.	ABILITY TO COMMUNICATE Possesses good interpersonal skills.
COLLABORATIVE Actively participates in Board and committee matters.	EFFECTIVENESS Brings a proactive and solution-oriented approach.
EXPERIENCE ATTRIBUTES
Attribute	Factors That May Be Considered
FINANCIAL ACUMEN
•
Satisfies the financial literacy requirements of the NYSE.

•
Qualifies as an audit committee financial expert under the rules and regulations of the SEC.

•
Has an accounting, finance or banking background.

Has good knowledge of business finance and financial statements.
GENERAL BUSINESS EXPERIENCE	• Has leadership experience as a chief or senior executive officer. • Has experience setting compensation.
Possesses experience that will aid in judgments concerning business issues.
INDUSTRY KNOWLEDGE	• Has substantial knowledge of the healthcare industry, including with respect to caregiving, cost reimbursement or regulatory environment. • Has governance/public company board experience.
Possesses knowledge about our business.
2022 Notice and Proxy Statement▲23

PROPOSAL 1. ELECTION OF DIRECTORS
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EXPERIENCE ATTRIBUTES
Attribute	Factors That May Be Considered
DIVERSITY OF BACKGROUND AND EXPERIENCE
•
Brings a diverse background that is representative of our customer, patient, employee and stockholder base, including with respect to gender, race, ethnic or national origin, and age.

•
Reflects a different experience stemming, for example, from a different academic background or from experiences outside the healthcare industry.

Brings to the Board an appropriate level of diversity.
SPECIAL BUSINESS EXPERIENCE	• Has international experience. • Has a track record of successful innovation. • Has supply chain management expertise. • Has cybersecurity expertise.
Possesses global management experience with medical devices.
Governance Committee Review of Attributes of Current Directors
The Governance Committee has reviewed the background of each of our current directors and their service on the Board in light of the personal and experience attributes described above. The Committee has determined that each director possesses all of the personal attributes as well as a sufficient mix of the experience attributes.
For details about each director’s specific experience attributes, see “The Nominees” and “Director Continuing in Office” below.

Diversity of Directors
As noted above, the Governance Committee believes that diversity of backgrounds and experience is a key attribute for directors. As a result, the Committee seeks to have a diverse Board that is representative of our customer, patient, employee and stockholder base, including with respect to gender, race, ethnic or national origin, and age. While the Committee carefully considers diversity when considering nominees for director, the Committee has not established a formal policy regarding diversity in identifying director nominees. Two of our Board members are women, including one who is ethnically diverse.

The Nominees
The following five individuals are nominated for election to the Board for a one-year term expiring at the 2023 Annual Meeting of Stockholders:
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FORMER CHAIRMAN AND CEO, UNIVERSAL HOSPITAL SERVICES COMMITTEES • Compensation (Chair) • Executive (Chair)	GARY D. BLACKFORD
Age 64 | Independent | Director since October 2014; Chairman since April 2020

CAREER HIGHLIGHTS
Universal Hospital Services, a leading, nationwide provider of medical technology outsourcing and services to the health care industry
•
Chairman of the Board and Chief Executive Officer (2002 to February 2015)

Curative Health Services, Inc., a specialty pharmacy and health services company
•
Chief Executive Officer (2001 to 2002)

ShopforSchool, Inc., an online retailer
•
Chief Executive Officer (1999 to 2001)

OTHER CURRENT PUBLIC COMPANY BOARDS
•
ReShape Lifesciences, Inc. (NASDAQ: RSLS) (Director since 2016; lead director since 2019; chairman of the compensation committee and of the nominating and corporate governance committee )

OTHER CURRENT DIRECTORSHIPS
•
Children’s Hospitals and Clinics of Minnesota (since 2017, and Chairman from 2020 to 2021)

•
Lifespace Communities, Inc., a not-for-profit organization (Director since February 2022)

PRIOR PUBLIC COMPANY BOARDS
•
Wright Medical Group N.V. (NASDAQ: WMGI) (2008 to 2020)

OTHER PRIOR DIRECTORSHIPS
•
PipelineRX, Inc. (2016 to 2020)

KEY SKILLS AND QUALIFICATIONS
Mr. Blackford has been selected to serve as a member of our Board of Directors due to his:
•
Executive leadership experience as a chief executive officer;

•
Financial literacy and experience in finance and accounting;

•
Knowledge of, and experience in, the healthcare industry;

•
International experience; and

•
Governance and public company board experience.

2022 Notice and Proxy Statement▲25

PROPOSAL 1. ELECTION OF DIRECTORS
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FORMER CHAIRMAN AND CEO, LINCARE HOLDINGS, INC. COMMITTEES • Compliance (Chair) • Audit • Governance • Executive	JOHN P. BYRNES
Age 63 | Independent | Director since October 2014

CAREER HIGHLIGHTS
Lincare Holdings (NASDAQ: LNCR), a provider of home respiratory care, infusion therapy and medical equipment
•
Chairman of the Board (March 2000 to March 2015); director May 1997 to August 2015)

•
Chief Executive Officer (1997 to March 2015)

•
President (June 1996 to December 1996)

•
Chief Operating Officer (January 1996 to December 1996)

•
Various executive leadership positions (1986 to 1996)

PRIOR PUBLIC COMPANY BOARDS
•
Tenet Healthcare Corporation (NYSE: THC) (2016 to 2018)

OTHER PRIOR DIRECTORSHIPS
•
U.S. Renal Care, Inc. (2005 to 2012)

•
Kinetic Concepts, Inc. (2003 to 2011)

KEY SKILLS AND QUALIFICATIONS
Mr. Byrnes has been selected to serve as a member of our Board of Directors due to his:
•
Executive leadership experience as a chief executive officer;

•
Knowledge of, and experience in, the healthcare industry;

•
International experience; and

•
Governance and public company board experience.

FORMER EXECUTIVE VICE PRESIDENT AND CFO, SPX CORPORATION COMMITTEES • Audit (Chair) • Compensation • Executive	PATRICK J. O’LEARY
Age 64 | Independent | Director since October 2014

CAREER HIGHLIGHTS
SPX Corporation (NYSE: SPXC), a global industrial and technological services and products company
•
Executive Vice President and Chief Financial Officer (December 2004 to August 2012)

•
Chief Financial Officer and Treasurer (October 1996 to December 2004)

OTHER CURRENT PUBLIC COMPANY BOARDS
•
SPX Corporation (Director and Chairman since 2015; member of the nominating and corporate governance committee)

PRIOR PUBLIC COMPANY BOARDS
•
PulteGroup (NYSE: PHM) (2005 to 2018)

KEY SKILLS AND QUALIFICATIONS
Mr. O’Leary has been selected to serve as a member of our Board of Directors due to his:
•
Executive leadership experience as a chief financial officer;

•
Financial literacy and experience in finance and accounting;

•
International experience; and

•
Governance and public company board experience.

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PROPOSAL 1. ELECTION OF DIRECTORS
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FORMER CEO, AEGEA MEDICAL COMMITTEES • Compliance • Governance	MARIA SAINZ
Age 56 | Independent | Director since February 2015

CAREER HIGHLIGHTS
Aegea Medical, a medical device company in the women’s health space focused on the development of technology for endometrial ablation
•
Chief Executive Officer (May 2018 to February 2021)

Cardiokinetix, a medical device company
•
President and Chief Executive Officer (May 2012 to July 2017)

Stryker Corporation (NYSE: SYK) (acquired Concentric Medical in 2011)
•
General Manager, Stryker Neurovascular

Concentric Medical, a medical technology company
•
President and Chief Executive Officer (2008 to 2012)

Boston Scientific (NYSE: BSX) (acquired Guidant Corporation in 2006)
•
Head of Integration (2006 to 2008)

Guidant Corporation (NYSE : GDT)
•
President, Cardiac Surgery division (2003 to 2006)

•
Vice President, Global Marketing, Vascular Intervention (2001 to 2003)

•
Vice President, Intermedics Cardiac Rhythm Management, Europe (1998 to 2001)

OTHER CURRENT PUBLIC COMPANY BOARDS
•
ShockWave Medical, Inc. (NASDAQ: SWAV) (Director since July 2020; chair of the compensation committee and member of the nominating and corporate governance committee)

•
Atrion Corporation (NASDAQ: ATRI) (since August 2021)

•
Hyperfine Inc. (NASDAQ: HYPR) (Director since December 2021; member of the audit committee and the nominating and corporate governance committee)

PRIOR PUBLIC COMPANY BOARDS
•
Iridex Corporation (NASDAQ: IRIX)

•
Spectranetics Corporation (NASDAQ: SPNC)

•
Orthofix Medical, Inc. (NASDAQ: OFIX)

OTHER CURRENT DIRECTORSHIPS
•
Artio Medical, Inc. (since 2020)

•
Levita Magnetics International Corp. (since 2018)

KEY SKILLS AND QUALIFICATIONS
Ms. Sainz has been selected to serve as a member of our Board of Directors due to her:
•
Executive leadership experience as a chief executive officer;

•
Knowledge of, and experience in, the healthcare industry;

•
International experience; and

•
Governance and public company board experience.

Ms. Sainz is Latina.

2022 Notice and Proxy Statement▲27

PROPOSAL 1. ELECTION OF DIRECTORS
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FORMER CEO, WELCH ALLYN, INC. COMMITTEES: • Governance (Chair) • Audit	DR. JULIE SHIMER
Age 69 | Independent | Director since October 2014

CAREER HIGHLIGHTS
Dr. Shimer is currently a private investor and has 30 years of product development experience, including many years with major telecommunications companies.
Welch Allyn, Inc., a manufacturer of frontline medical products and solutions
•
Chief Executive Officer and Director (March 2007 to April 2012)

Vocera Communications, Inc. a provider of wireless communications systems (2001 to 2007)
•
President, Chief Executive Officer and Director

3Com Corporation
•
General Manager

Motorola
•
General Manager and Product Development Leader

AT&T Bell Laboratories
•
Product Development Leader

OTHER CURRENT PUBLIC COMPANY BOARDS
•
Apollo Endosurgery, Inc. (NASDAQ: APEN) (Director since May 2018; chair of the compensation committee)

•
Masimo Corporation (NASDAQ: MASI) (Director since January 2019; chair of the nominating, compliance and corporate governance committee; member of the audit committee)

OTHER CURRENT DIRECTORSHIPS AND ADVISORY POSITIONS
•
Board member of Wycliffe USA (since 2013)

•
Advisor to Kitchology, a mobile platform empowering families dealing with special diets through the power of technology and community

•
Advisor to CPLANE Networks, a leader in end-to-end data center and wide area network service orchestration

PRIOR PUBLIC COMPANY BOARDS
•
NetGear, Inc. (NASDAQ: NTGR)

•
Windstream Holdings, Inc., (NASDAQ: WIN)

•
Earthlink, Inc., (NASDAQ: ELNK)

OTHER PRIOR DIRECTORSHIPS
•
Welch Allyn, Inc. (2002 to 2012)

•
Vocera Communications, Inc.

KEY SKILLS AND QUALIFICATIONS
Dr. Shimer has been selected to serve as a member of our Board of Directors due to her:
•
Executive leadership experience as a chief executive officer;

•
Knowledge of, and experience in, the healthcare industry;

•
International experience; and

•
Governance and public company board experience.

The Board of Directors unanimously recommends a vote FOR the election of each of the five nominees for director named above.
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Director Continuing in Office for Term Ending in 2023
The following member of the Board is continuing in office and has a term ending in 2023:
CEO, AVANOS MEDICAL, INC. COMMITTEES: • Executive	JOSEPH F. WOODY
Age 56 | Director since June 2017

CAREER HIGHLIGHTS
Mr. Woody has more than 20 years of experience in the healthcare sector.
Avanos Medical, Inc.
•
Chief Executive Officer (June 26, 2017 to present)

Acelity Holdings, Inc., a global advanced wound care and regenerative medicine company
•
Director, President and Chief Executive Officer (August 2015 to April 2017)

Kinetic Concepts, Inc., LifeCell Corporation and Systagenix Wound Management B.V., the combined organization that became Acelity
•
President and Chief Executive Officer of the combined organization (September 2013 to August 2015)

•
Interim Chief Executive Officer, LifeCell (April 2013 to September 2013)

•
President and Chief Executive Officer, KCI (January 2012 to September 2013)

•
Various leadership roles, KCI and LifeCell (November 2011 to January 2012)

Covidien plc
•
Global President, Vascular Therapies

Smith & Nephew Advanced Wound Management
•
Global President

Alliance Imaging, Inc.
•
Vice President, Sales

Acuson
•
Executive leadership positions

GE Medical Systems
•
Executive Leadership Positions

OTHER CURRENT DIRECTORSHIPS
•
AdvaMed, Inc. (since 2013)

KEY SKILLS AND QUALIFICATIONS
Mr. Woody has been selected to serve as a member of our Board of Directors due to his:
•
Leadership experience as our CEO;

•
Knowledge of, and experience in, the healthcare industry, including significant acquisition and integration experience;

•
International experience; and

•
Company board experience.

2022 Notice and Proxy Statement▲29

PROPOSAL 1. ELECTION OF DIRECTORS
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Director Compensation
Directors who are not officers or employees of the Company or any of our subsidiaries or affiliates are “Outside Directors” for compensation purposes and are compensated for their services under our Outside Directors’ Compensation Plan. All independent directors currently on our Board are Outside Directors and are compensated under this Plan.
Our objectives for Outside Director compensation are to:
•
Attract qualified candidates for Board service;

•
Remain competitive with the median compensation paid to Outside Directors of comparable companies;

•
Keep pace with changes in practices in director compensation; and

•
Reinforce our practice of encouraging stock ownership by our directors.

Our Outside Director compensation was established based on the median non-management director compensation for our peers. A list of the 2021 peer group companies may be found in the “Compensation Discussion and Analysis” section of this proxy statement.
We structure Outside Director compensation as follows:

BOARD MEMBERS
•
Cash retainer: $70,000 annually, paid in four quarterly payments at the beginning of each quarter.

•
Restricted share units: Annual grant with a value of  $180,000, awarded and valued on the first business day of the year. For 2022, the value of the annual grant was increased to $190,000.

CHAIRMAN OF THE BOARD • Additional cash compensation of $115,000 per annum, paid in four quarterly payments at the beginning of each quarter.
COMMITTEE CHAIRS • Additional cash compensation of $15,000 per annum, paid to committee chairs in four quarterly payments at the beginning of each quarter, except that: (i) the Audit Committee chair receives additional cash compensation of  $25,000 and (ii) the Executive Committee chair does not receive any additional compensation for that role.

OTHER COMMITTEE MEMBERS
Effective July 1, 2021, additional annual cash compensation, paid to committee members (other than the committee chairs) in four quarterly installments at the beginning of each quarter, has been paid as follows:
•
Audit Committee: $12,500

•
Compensation Committee: $7,500

•
Governance Committee: $5,000

•
Compliance Committee: $7,500

New Outside Directors receive a pro-rated annual retainer and grant of restricted share units based on the month when they join the Board.
We also reimburse Outside Directors for expenses incurred in attending Board or committee meetings.
Restricted share units are not shares of our common stock. Rather, restricted share units represent the right to receive a pre-determined number of shares of our common stock within 90 days following a “restricted period” that begins on the date of grant and expires on the date the Outside Director retires from or otherwise terminates service on the Board. In this way, they align the director’s interests with the interests of our stockholders. Outside Directors may not dispose of the units or use them in a pledge or similar transaction. Outside Directors also receive additional restricted share units equivalent in value to the dividends, if any, that would have been paid to them if the restricted share units granted to them were shares of our common stock. The Company does not currently pay dividends on its common stock.
Pursuant to our stock ownership policy, Outside Directors are expected to hold shares of our common stock equal to five times their annual cash retainer amount. See “Stock Ownership Guidelines.”

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2021 Outside Director Compensation
The following table shows the compensation paid to each Outside Director for his or her service in 2021:
Name	Fees Earned or Paid in Cash ($)	Stock Awards(1)(2) ($)	Total ($)
Gary Blackford	201,875	180,000	381,875
John Byrnes	88,750	180,000	268,750
Patrick O’Leary	99,375	180,000	279,375
Maria Sainz	79,375	180,000	259,375
Dr. Julie Shimer	94,375	180,000	274,375
William A. Hawkins(3)	28,333	180,000	208,333
Heidi Kunz(4)	40,000	180,000	220,000

(1)
Amounts shown reflect the grant date fair value of those grants, determined in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 718 — Stock Compensation (“ASC Topic 718”) for restricted share unit awards granted pursuant to our Outside Directors’ Compensation Plan. See Note 12 to our audited consolidated and combined financial statements included in our Annual Report on Form 10-K for 2021 for the assumptions used in valuing these restricted share units.

(2)
On January 1, 2022, the value of the annual grant of restricted share units increased from $180,000 to $190,000. Accordingly, each acting director received an annual grant of 5,354 restricted share units on January 3, 2022.

(3)
Mr. Hawkins did not stand for re-election at our 2021 Annual Meeting of Stockholders.

(4)
Ms. Kunz resigned from the Board on July 29, 2021.

Other than the cash payments and grants of restricted share units previously described, no Outside Director received any compensation or perquisites from the Company for services as a director in 2021.
A director who is not an Outside Director does not receive any compensation for services as a member of the Board or any committee but is reimbursed for expenses incurred as a result of his or her services.

2022 Notice and Proxy Statement▲31

PROPOSAL 2.
RATIFICATION OF AUDITORS
The Audit Committee of the Board of Directors is directly responsible for the appointment, compensation, retention and oversight of our independent auditors. The Audit Committee is also responsible for overseeing the negotiation of the audit fees associated with retaining our independent auditors. To ensure continuing auditor independence, the Audit Committee periodically considers whether a different audit firm should perform our independent audit work. Also, in connection with the mandated rotation of the independent auditor’s lead engagement partner, the Audit Committee and its Chair are directly involved in the selection of the lead engagement partner.
For 2022, the Audit Committee has selected Deloitte & Touche LLP as the independent registered public accounting firm to audit our financial statements. In engaging Deloitte for 2022, the Audit Committee utilized a review and selection process that included the following:
•
A review of management’s assessment of the services Deloitte provided in 2021;

•
Discussions, in executive session, with the Chief Financial Officer and Controller regarding their viewpoints on the selection of the 2022 independent auditors and on Deloitte’s performance;

•
Discussions, in executive session, with representatives of Deloitte about their possible engagement;

•
Audit Committee discussions, in executive session, about the selection of the 2022 independent auditors;

•
A review and approval of Deloitte’s proposed estimated fees for 2022; and

•
A review and assessment of Deloitte’s independence.

The Audit Committee and the Board believe that the continued retention of Deloitte to serve as our independent auditor is in the best interests of the Company and our stockholders, and they recommend that our stockholders ratify this appointment.
Representatives of Deloitte are expected to attend the virtual Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.
Stockholders are not required to ratify the appointment of Deloitte as our independent auditor. However, we are submitting the ratification to our stockholders as a matter of good corporate practice. If our stockholders fail to ratify the appointment of Deloitte, or even if our stockholders do ratify the appointment of Deloitte, the Audit Committee in its discretion may select a different independent auditor at any time during the year if it determines that such change would be in the best interests of the Company and our stockholders.

The Board of Directors unanimously recommends a vote FOR ratification of the appointment of Deloitte as the Company’s auditor for 2022.
32▲2022 Notice and Proxy Statement

PROPOSAL 2. RATIFICATION OF AUDITORS
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Accounting Firm Fees
Our aggregate fees to Deloitte (excluding value added taxes) with respect to the fiscal years ended December 31, 2021 and 2020 were as follows:
	2021 ($)	2020 ($)
Audit-Related Fees (1)	2,226,200	2,257,162
Tax Fees (2)	713,000	911,200
All Other Fees	—	—

(1)
These amounts represent fees billed or expected to be billed for professional services rendered by Deloitte for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2021 and December 31, 2020, reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, and other services that are normally provided by the independent registered public accounting firm in connection with statutory or regulatory filings or engagements for each of those fiscal years, including: fees for consolidated financial audits, statutory audits, comfort letters, attest services, consents, assistance with and review of SEC filings and other related matters.

(2)
These amounts represent Deloitte’s aggregate fees for tax compliance, tax advice and tax planning for 2021 and 2020.

Audit Committee Approval of Audit and Non-Audit Services
Using the following procedures, the Audit Committee pre-approves all audit and non-audit services provided by Deloitte to the Company:
•
Before the first in-person or virtual Audit Committee meeting of the year, our Controller prepares a detailed memorandum regarding non-audit services to be provided by Deloitte during the year. This memorandum includes the services to be provided, the estimated cost of these services, reasons why it is appropriate to have Deloitte provide these services, and reasons why the requested services are not inconsistent with applicable auditor independence rules;

•
At the first in-person or virtual Audit Committee meeting each year, our Controller presents a proposal, including fees, to engage Deloitte for audit and non-audit services; and

•
Before each subsequent meeting of the Audit Committee, our Controller prepares an additional memorandum that includes updated information regarding the approved services and highlights any new audit and non-audit services to be provided by Deloitte. All new non-audit services to be provided are described in individual requests for services.
The Audit Committee reviews the requests presented in these proposals and memoranda and approves all services it finds acceptable.
To ensure prompt handling of unexpected matters, the Audit Committee has delegated to the Chair of the Audit Committee the authority to amend or modify the list of audit and non-audit services and fees between meetings, as long as the additional or amended services do not affect Deloitte’s independence under applicable rules. Any actions taken under this authority are reported to the Audit Committee at its next meeting.
All Deloitte’s services and fees in 2021 were pre-approved by the Audit Committee or the Audit Committee Chair.

2022 Notice and Proxy Statement▲33

PROPOSAL 2. RATIFICATION OF AUDITORS
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Audit Committee Report
In accordance with its charter adopted by the Board, the Audit Committee assists the Board in overseeing the quality and integrity of the Company’s accounting, auditing, and financial reporting practices.
In discharging its oversight responsibility for the audit process, the Audit Committee obtained from the independent registered public accounting firm (the “auditors”) a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence, as required by Public Company Accounting Oversight Board (“PCAOB”) Rule 3526, “Communication with Audit Committees Concerning Independence,” discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors’ independence. The Audit Committee also discussed with management, the internal auditors, and the auditors, the quality and adequacy of the Company’s internal controls and the internal audit function’s organization, responsibilities, budget, and staffing. The Audit Committee reviewed with both the auditors and the internal auditors their audit plans, audit scope, and identification of audit risks.
The Audit Committee discussed and reviewed with the auditors all communications required by the PCAOB’s auditing standards, including those required by PCAOB AS 16, “Communication with Audit Committees.” Also, with and without management present, it discussed and reviewed the results of the auditors’ examination of the Company’s financial statements.
Management is responsible for preparing the Company’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and for establishing and maintaining the Company’s internal control over financial reporting. The auditors have the responsibility for performing an independent audit of the Company’s financial statements and for expressing opinions on the conformity of the Company’s financial statements with GAAP. The Audit Committee discussed and reviewed the Company’s audited financial statements as of and for the fiscal year ending December 31, 2021, with management and the auditors.
Based on the above-mentioned review and discussions with management and the auditors, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, for filing with the SEC. The Audit Committee also has selected and recommended to the Company’s stockholders for ratification the reappointment of Deloitte as the independent registered public accounting firm for 2022.
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
Patrick J. O’Leary, Chair
John P. Byrnes
Dr. Julie Shimer

34▲2022 Notice and Proxy Statement

PROPOSAL 3.
ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
In the Compensation Discussion and Analysis that follows, we describe in detail our executive compensation program, including its objectives, policies, and components. Our executive compensation program seeks to align the compensation of our executives with the objectives of our business plans and strategies. To this end, the Compensation Committee approved an executive compensation program for 2021 that was designed to achieve the following objectives:

I. PAY FOR PERFORMANCE
• Support a performance-oriented environment that rewards achievement of our financial and non-financial goals
II. FOCUS ON LONG- TERM SUCCESS
• Reward executives for long-term strategic management and stockholder value enhancement
III. STOCKHOLDER ALIGNMMENT
• Align the financial interest of our executives with those of our stockholders
IV. QUALITY OF TALENT
• Attract and retain executives whose abilities are considered essential to our long-term success

For a more detailed discussion of how our executive compensation program reflects these objectives, including information about the 2021 compensation of our named executive officers, see “Compensation Discussion and Analysis,” below.
We are asking our stockholders to support our executive compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our executives and the objectives, policies and practices described in this proxy statement. Accordingly, our stockholders are being asked to vote on the following non-binding resolution at the Annual Meeting:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and any related material disclosed in the Company’s proxy statement relating to the 2022 Annual Meeting of Stockholders, be, and it hereby is, approved by the Company’s stockholders on an advisory basis.”
The say-on-pay vote is advisory and is therefore not binding on the Company, the Compensation Committee or our Board. Nonetheless, the Compensation Committee and our Board value the opinions of our stockholders. Therefore, to the extent there is any significant vote against the executive compensation as disclosed in this proxy statement, the Compensation Committee and our Board will consider our stockholders’ concerns and will evaluate whether any actions are necessary to address those concerns.

The Board of Directors unanimously recommends a vote FOR the approval of the compensation paid to the Company’s named executive officers as disclosed in this proxy statement pursuant to the SEC’s compensation disclosure rules.

2022 Notice and Proxy Statement▲35

COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis (“CD&A”) is intended to provide investors with an understanding of the compensation policies and decisions regarding 2021 compensation for our named executive officers.
For 2021, our named executive officers were:
JOSEPH F. WOODY
CHIEF EXECUTIVE OFFICER
WILLIAM D. HAYDON
SENIOR VICE PRESIDENT AND GENERAL MANAGER, PAIN FRANCHISE
MICHAEL C. GREINER
SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
KERR W. HOLBROOK
SENIOR VICE PRESIDENT AND GENERAL MANAGER, CHRONIC CARE
DAVID E. BALL
SENIOR VICE PRESIDENT, GLOBAL SUPPLY CHAIN & PROCUREMENT

A biography of each of our named executive officers is provided under the caption “Directors, Executive Officers and Corporate Governance” in Item 10 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.
To assist stockholders in finding important information, this CD&A is organized as follows:
37	COMPENSATION EXECUTIVE SUMMARY
40	EXECUTIVE COMPENSATION OBJECTIVES AND POLICIES
41	EXECUTIVE COMPENSATION DESIGN PHILOSOPHY AND GUIDING PRINCIPLES
42	COMPONENTS OF OUR EXECUTIVE COMPENSATION PROGRAM
43	SETTING ANNUAL COMPENSATION
45	EXECUTIVE COMPENSATION FOR 2021
51	BENEFITS AND OTHER COMPENSATION
51	ADDITIONAL INFORMATION ABOUT OUR COMPENSATION PRACTICES

36▲2022 Notice and Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
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Compensation Executive Summary
This executive summary provides a brief overview of our key accomplishments in 2021 and our key compensation principles and practices.
2021 BUSINESS HIGHLIGHTS
As Mr. Woody indicated when announcing our Fourth Quarter and Full Year 2021 results, “We are happy with our top line performance despite the extended duration of the COVID-19 pandemic and related supply chain headwinds.” He continued, “Our employees remain focused on advancing our strategy despite the challenges, and we are very pleased with our execution throughout the year, including growing the organic business by 4 percent, maintaining cost discipline across our operating expenses, executing a strategic acquisition and announcing a $30 million share repurchase program. Each of these efforts further positions us for achieving our long-term financial goals.”
Our 2021 financial highlights include:
•
Net sales increased 4 percent to $745 million.

•
Adjusted net income totaled $56 million, compared to $38 million in the prior year.

•
Adjusted diluted earnings per share totaled $1.15, compared to $0.79 in 2020.

Our 2021 operational and business highlights include:
•
In December 2021, the company announced an agreement to acquire OrthogenRx, Inc., a leader in viscosupplementation therapies for the treatment of knee osteoarthritis (OA) pain, for $130 million in cash and up to an additional $30 million in contingent cash consideration. The acquisition was completed on January 20, 2022.

•
Data from an investigator-initiated study demonstrating the unique therapy delivered by COOLIEF* was awarded a podium presentation at the recent annual American Society of Regional Anesthesia meeting.

•
At the annual American Association of Hip and Knee Surgeons, a symposium highlighted the utility of COOLIEF* in helping patients who suffer from painful post-total knee arthoplasty. The emerging data on this unique set of patients suggests COOLIEF* can be valuable in helping manage their pain.

$745M
net sales
4%
sales growth
$95M
adjusted EBITDA
$1.15
adjusted diluted EPS
>$110M
cash on hand at February 15, 2022

Adjusted EBITDA and adjusted diluted EPS are non-GAAP financial measures. A description of these measures and a reconciliation to the most directly comparable GAAP financial measures is provided in Appendix A to this proxy statement.

2022 Notice and Proxy Statement▲37

COMPENSATION DISCUSSION AND ANALYSIS
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PERFORMANCE-BASED COMPENSATION
Pay-for-performance is a key objective of our compensation program. Consistent with that objective, performance-based compensation constituted a significant portion of our named executive officers’ target total direct annual compensation (i.e., sum of base salary, target annual incentive and target long-term incentive) for 2021. Also, to further align the financial interests of our executives with those of our stockholders, a majority of our executives’ target total direct annual compensation for 2021 was equity-based.
To illustrate the pay-for-performance aspect of our compensation program, the following chart identifies the target total direct annual compensation of our CEO for each of the past three years and compares that to the amounts that were actually realized for such periods.
The chart reflects that, when the Company’s performance was below expectations, as was the case in 2019 and 2021, our CEO’s realized pay was below target. It also reflects that, when the Company’s performance was above expectations, as was the case in 2020, our CEO’s realized pay was above target.
The chart further reflects the pay-for-performance aspect of the Company’s long-term incentive equity grants. The performance-based restricted share units (“PRSUs”) granted to our CEO in 2019, which became fully vested in February 2022, vested at zero percent, reflecting the Company’s failure to meet the three-year performance objectives for those PRSUs. In contrast, the stock options and time-based restricted share units (“TRSUs”) granted to our CEO in 2020, when performance was above expectations, appreciated in value in 2020 as our performance improved and, consequently, as the value of our stock rose. The value of the PRSUs and TRSUs awarded in 2021 reflects the Company’s lower than expected performance last year.

Notes:
(1)
Bonus refers to our annual cash incentive program, and the realized amount reflected above was the actual amount paid to Mr. Woody in the year following the performance period.

(2)
Target options, TRSUs and PRSUs are valued as of their grant date. Realized options, TRSUs and PRSUs are valued as of December 31 of the applicable year. If the target value of options exceeds the realized value, they are considered to have no value (i.e., the options are under water).

(3)
Mr. Woody’s 2019 PRSU grants vested at zero percent.

38▲2022 Notice and Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
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COMPENSATION DESIGN PRINCIPLES AND GOVERNANCE PRACTICES
The design principles for our executive compensation program are intended to protect and promote the interests of our stockholders. Below we summarize certain practices we have implemented to drive performance and those we have not implemented because we do not believe they would serve our stockholders’ long-term interests:
WHAT WE DO
Pay for performance
Perform an annual compensation riskassessment
Utilize an independent compensation consultantretained by the Compensation Committee
Require that change-in-control agreementscontain a double trigger severance requirement
Maintain share ownership guidelines
Maintain a clawback policy on incentivepayments in case of financial restatement
Benchmark our compensation practices toensure executive compensation is competitivewith our peer group
Cap short and long-term incentive payments atreasonable levels
WHAT WE DON’T DO
No employment contracts
No excise tax gross-up on change-in-control payments
No repricing of underwater options without stockholder approval
No current payment of dividends or dividend equivalents on unearned long-term incentives
No executive officer hedging or pledging transactions involving Company stock
No perquisites other than minimal perks such as relocation benefits

2022 Notice and Proxy Statement▲39

COMPENSATION DISCUSSION AND ANALYSIS
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EXECUTIVE COMPENSATION OBJECTIVES AND POLICIES
The Compensation Committee is responsible for establishing and administering our policies governing the compensation of our executive officers. The Compensation Committee reviews our executive officer compensation objectives and policies annually, including determining whether they continue to support our business objectives and are consistent with the Committee’s charter.
Our 2021 executive officer compensation policies were designed to achieve the following objectives:
Objective	Description	Related Policies
Pay-for-Performance	Support a performance-oriented environment that rewards achievement of our financial and non-financial goals.	The majority of executive officer pay varies with the levels at which annual and long-term performance goals are achieved. Performance goals are aligned with our strategies for sustained growth and profitability.
Focus on Long-Term Success	Reward executive officers for long-term strategic management and stockholder value enhancement.
Historically, the Company granted PRSUs. The PRSUs grants made in 2018 and 2019 were subject to three-year performance periods that ended on December 31, 2020 and 2021, respectively. Based on the Company’s performance over those periods, the 2018 PRSUs and the 2019 PRSUs vested at zero percent.
In 2020, a significant portion of our executive officers’ total direct annual compensation consisted of TRSUs. The value of the shares received upon vesting of TRSUs depends on our share price performance over a three-year period. The change from PRSUs to TRSUs in 2020 was due to the difficulty of setting meaningful and fair long-term performance targets on account of the economic uncertainty caused by the COVID-19 pandemic.
In 2021, consistent with its commitment to return to a long-term incentive mix with a higher proportion of PRSUs, the Committee granted a mix of TRSUs and PRSUs. The Compensation Committee believes this supports the pay-for-performance and stockholder alignment objectives of our executive officer compensation program.

Stockholder Alignment	Align the financial interest of our executive officers with those of our stockholders.	Equity-based awards, including PRSUs and TRSUs, and other performance-based compensation make up the largest part of executive officer total direct annual compensation. We also have other policies that link our executive officers’ interests with those of our stockholders, such as our stock ownership guidelines.
Quality of Talent	Attract and retain executive officers whose abilities are considered essential to our long-term success as a global company.	The Compensation Committee reviews peer group data to ensure our executive officer compensation program remains competitive so we can continue to attract and retain this talent.
40▲2022 Notice and Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
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EXECUTIVE COMPENSATION DESIGN PHILOSOPHY AND GUIDING PRINCIPLES
The Compensation Committee has adopted the following design philosophy to guide the manner in which our named executive officer compensation objectives and policies are implemented:
Philosophy	Description	Guiding Principles
Aligned	A majority of executive officer compensation should be at risk and vary with the performance outcomes for stockholders.
•
50% or more of executive officer compensation should be incentive-based.

•
Incentive metrics should be aligned to stockholder value.

•
Performance goals should generally reflect year-over-year growth to achieve target funding.

•
TRSUs to executive officers should be a minority part of their direct annual compensation.

•
Within business groups, a majority of performance should be placed on business unit performance goals.

Compelling	The value and structure of executive officer compensation should assist in the attraction and retention of key executive talent.
•
Base salaries should be at or above the 50th percentile of our peer group with variance based on skills, experience, performance and role responsibilities.

•
Target annual incentive compensation payout opportunities should be at the 50th percentile of our peer group, with meaningful upside payouts for performance over target.

Simple	The executive officer compensation arrangements should be relatively simple and focus on broad performance factors.
•
Performance-based compensation arrangements should use a minimal number of metrics, typically one or two.

•
Special or one-time incentive awards should be used sparingly.

•
Perquisites and other special executive benefits generally should be avoided.

Sound	Executive officer compensation policies and structure should support strong corporate governance and drive an ownership culture among executives.
•
Ownership culture should be reinforced through use of good governance practices.

•
Individual employment contracts should be avoided and severance practices should be conservative.

•
Compensation deferral opportunities should be consistent with market practices.

•
Compensation programs should encourage innovation while deterring excessive risk taking.

2022 Notice and Proxy Statement▲41

COMPENSATION DISCUSSION AND ANALYSIS
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COMPONENTS OF OUR EXECUTIVE COMPENSATION PROGRAM
The Compensation Committee retains the discretion to deviate from the above guiding principles if it determines that to do so would be consistent with our overall executive officer compensation objectives and is in the best interests of the Company and its stockholders.
The table below gives an overview of the compensation components used in our 2021 executive officer compensation program and matches each with one or more of the objectives described above.

Component	Objective	Purpose	Target Competitive Position
Base salary	Quality of talent	Provide annual cash income based on: • Level of responsibility, performance and experience • Comparison to market pay information	• Compared to median of peer group • Actual base salary will vary based on the individual’s performance and experience in the position
Annual cash incentive	Pay-for-performance Quality of talent	Motivate and reward achievement of annual performance goals	• Target award compared to median of peer group • Actual payout will vary based on actual corporate and business unit performance
Long-term equity incentive	Stockholder alignment Focus on long-term success Pay-for-performance Quality of talent	Provide an incentive to deliver stockholder value and to achieve our long-term objectives through awards of: • Performance-based restricted share units • Time-based restricted share units
•
Target compared to median of peer group

•
Actual payout of PRSUs granted in 2021 will vary based on actual performance

•
Actual payout of TRSUs granted in 2021 will also vary based on actual stock price performance

Retirement benefits	Quality of talent	Provide competitive retirement plan benefits through a 401(k) plan and other defined contribution plans	• Retirement benefits comparable to those of peer group
Perquisites	Quality of talent	Provide minimal market-based additional benefits	• Determined by the Compensation Committee
Post-termination compensation (severance and change of control)	Quality of talent
Encourage attraction and retention of executives critical to our long-term success and competitiveness:
•
Severance Pay Plan provides eligible employees, including executive officers, with payments and benefits in the event of certain involuntary terminations

•
Executive Severance Plan provides eligible executives with payments and benefits in the event of a qualified separation from service following a change of control

• Severance benefits comparable to peer group
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COMPENSATION DISCUSSION AND ANALYSIS
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SETTING ANNUAL COMPENSATION
This section describes the processes followed in setting 2021 target annual compensation for our executive officers.
Focus On Target Total Direct Annual Compensation
In setting 2021 compensation for our executive officers, including our CEO, the Compensation Committee focused on total direct annual compensation, which consisted of annual cash compensation (base salary and target annual cash incentive) and long-term equity incentive compensation (TRSUs and PRSUs). The Committee considered annual cash and long-term equity incentive compensation both separately and together to help ensure that the executive officer compensation objectives are met.

Benchmarking — Executive Compensation Peer Group
In 2021, we used a custom executive compensation peer group to benchmark named executive officer compensation. The peer group is intended to consist of companies with which we compete for talent. We believe that we generally compete for talent with medical device companies with annual revenues ranging from approximately one-third to 2.5 times our annual revenues.
Based on the foregoing criteria, the Compensation Committee approved the following peer group and used compensation data derived from each peer group company in its determination of each executive officer’s 2021 target total direct annual compensation:

2021 Executive Compensation Peer Group

• Abiomed, Inc.	• Globus Medical Inc.	• Integra Lifesciences Holding	• Natus Medical, Inc.
• Accuray Incorporated	• ICU Medical, Inc.	• Lantheus Holdings, Inc.	• Nevro Corporation
• AngioDymaics, Inc.	• Insulet Corporation	• Masimo Corporation	• NuVasive, Inc.
• CONMED Corporation	• Integer Holdings Corporation	• Merit Medical Systems, Inc.	• Orthofix Medical
• ConvaTec Group Plc
The Compensation Committee determined the 2021 peer group, with annual revenue ranging from $273 million to $1.894 billion, and with a median annual revenue of  $881 million, was an appropriate peer group from which to derive competitive compensation.
The Compensation Committee, working with its independent compensation consultant, reviews the executive compensation peer group at least annually to ensure it continues to serve as an appropriate comparison for our compensation program.

Process for Setting Target Total Direct Annual Compensation
In setting target total direct annual compensation for each of our executive officers, the Compensation Committee considers both competitive market data derived from our peer group and each executive officer’s prior year performance. To remain competitive in the marketplace for executive talent, the Committee generally sets each compensation component at the 50th percentile of the peer group.
To reinforce a pay-for-performance culture, targets for individual executive officers may be set above or below this median depending on the individual’s performance in prior years and experience in the position, as well as any applicable retention concerns.

2022 Notice and Proxy Statement▲43

COMPENSATION DISCUSSION AND ANALYSIS
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The Compensation Committee believes that generally setting the target level of each compensation component at the 50th percentile of the peer group (subject to adjustment as noted above) and providing incentive compensation opportunities that will enable executive officers to earn above-target compensation for superior performance is consistent with the objectives of our executive officer compensation policies. In particular, the Committee believes that this approach enables us to attract and retain skilled and talented executive officers to guide and lead our businesses and supports a pay-for-performance culture.
When setting target annual compensation for our executive officers, the Compensation Committee considers each compensation component separately (base salary, annual cash incentive and long-term equity incentive), but its decision regarding a particular component does not necessarily impact its decision about other components.
In setting compensation for executive officers that join us from other companies, the Compensation Committee evaluates both market data for the position to be filled and, as appropriate, the candidate’s compensation history. The Committee recognizes that to successfully recruit a candidate to leave his or her current position and to join the Company, the candidate’s compensation package may have to exceed his or her current compensation, which could result in a compensation package above the median of our peer group for a period of time.

CEO Total Direct Annual Compensation
Our CEO’s total direct annual compensation is determined in the same manner as the total direct annual compensation of the other named executive officers. Our CEO’s compensation is appropriately higher than that of the other named executive officers in recognition of our CEO’s greater responsibility for managing and overseeing the Company as a global enterprise.

Total Direct Annual Compensation Targets for 2021
For 2021, the Committee established the following total direct annual compensation targets for our named executive officers based on their roles and responsibilities, prior year performance, experience in their current positions and competitive market data:
NAME	2021 TOTAL DIRECT ANNUAL COMPENSATION TARGET ($)
Joseph F. Woody	5,829,188
Michael C. Greiner	1,840,480
David E. Ball	918,000
William D. Haydon	1,216,000
Kerr W. Holbrook	1,216,000
These 2021 total direct annual compensation amounts differ from the amounts shown in the Summary Compensation Table in the following ways:
•
Annual cash incentive compensation included in the above table represents the target level, while the Summary Compensation Table reflects the actual amounts earned for 2021; and

•
In setting total direct annual compensation targets, the Compensation Committee does not include deferred compensation earnings or other compensation, while those amounts are required to be included in the Summary Compensation Table.

44▲2022 Notice and Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
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EXECUTIVE COMPENSATION FOR 2021
To help achieve the objectives discussed above, our executive officer compensation program for 2021 consisted of fixed and performance-based components, as well as short-term and long-term components.
Base Salary
To attract and retain high-caliber executives, we pay our executive officers an annual fixed salary that we believe to be competitive in the marketplace.
The Compensation Committee annually reviews salary ranges and individual salaries for executive Salary adjustments generally are made effective on April 1 of each year. In determining individual salaries, the Compensation Committee considers salary levels for similar positions at our peer group companies, as well as the executive officer’s performance and experience in his or her position. This performance evaluation is based on how the executive officer performed during the prior year against results-based objectives established at the beginning of the prior year. In general, an experienced executive officer who is performing at a satisfactory level will receive a base salary at or around the median of our peer group. However, the Compensation Committee may set an executive officer’s base salary above or below the median depending on the officer’s experience and performance. From time to time, if warranted, executive officers may receive additional salary increases because of promotions, changes in duties and responsibilities, retention concerns, or market conditions.
The following table shows the 2021 base salaries in effect for each named executive officer during the year.

NAME	2021 BASE SALARY BEFORE APRIL 1 ($)	2021 BASE SALARY AFTER APRIL 1 ($)
Joseph F. Woody	938,897	967,064
Michael C. Greiner	480,000	494,400
David E. Ball	400,000	412,000
William D. Haydon	385,000	385,000
Kerr W. Holbrook (1)	330,000	385,000

(1)
Mr. Holbrook’s base salary increased to $385,000 effective July 1, 2021.

2021 Annual Cash Incentive Program
Consistent with our pay-for-performance compensation objective, our executive compensation program includes an annual cash incentive program to motivate and reward executives to achieve annual performance objectives established by the Compensation Committee.
Target Payment Amounts and Range Of Possible Payouts For 2021 Annual Cash Incentive Program
At the beginning of the year, the Compensation Committee set each executive officer’s target payment amount (expressed as a percentage of base salary) under the 2021 annual cash incentive program. Depending on the level of achieved performance against predetermined performance goals, our executive officers could earn between 0% and 200% of their target payment amount. The Committee determined target payment amounts and range of payout based principally on competitive market data.
The following table shows the target payment amounts and range of possible payouts for each named executive officer in 2021:

2022 Notice and Proxy Statement▲45

COMPENSATION DISCUSSION AND ANALYSIS
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Name	Target Payment Amount (1)	Range of Potential Payout
Joseph F. Woody	115% of base salary	0% – 200% of target payment amount
Michael C. Greiner	70% of base salary	0% – 200% of target payment amount
David E. Ball	50% of base salary	0% – 200% of target payment amount
William D. Haydon	60% of base salary	0% – 200% of target payment amount
Kerr W. Holbrook	55% of base salary(2)	0% – 200% of target payment amount

(1)
Target Payment Amount is a percentage of actual base salary paid to the executive during the year.

(2)
Mr. Holbrook’s bonus target percentage changed from 50% to 60% as of July 1, 2021. The above table reflects a blended rate.

Payment amounts under the annual cash incentive program depend on achieved performance measured against performance goals generally established at the beginning of the year by the Compensation Committee. These performance goals are derived from our financial goals and business objectives.
For 2021, the Committee approved the following performance measures for the annual cash incentive program (not all measures applied to all named executive officers): (i) adjusted net sales; (ii) adjusted EBITDA; (iii) strategic initiatives; (iv) North American Pain franchise adjusted net sales; (v) Global Pain franchise adjusted net sales; (vi) North American Chronic
Care franchise adjusted net sales; and (vii) Global Chronic Care franchise adjusted net sales. The Committee decided to increase the weight of adjusted EBITDA for most of our executive officers from 20% in 2020 to 40% in 2021 (and decrease the weight of adjusted net sales from 60% to 40%) to incentivize them to focus on the cost savings initiatives that were a large part of the Company’s 2021 objectives. The Committee decided to use strategic initiatives to promote a focus on the key longer-term success elements of the Company’s strategic plan.
The following table below shows the 2021 performance goals and weights established for each named executive officer.

	Joseph F. Woody	Michael C. Greiner	David E. Ball	William D. Haydon	Kerr W. Holbrook
Adjusted Net Sales	40%	40%	40%	25%	25%
Adjusted EBITDA	40%	40%	40%	25%	25%
Strategic Initiatives	20%	20%	20%	20%	20%
NA Pain Franchise	—%	—%	—%	20%	—%
Global Pain Franchise	—%	—%	—%	10%	—%
NA Chronic Care	—%	—%	—%	—%	20%
Global Chronic Care	—%	—%	—%	—%	10%
For 2021, the Committee set the following financial goals and corresponding payout percentages at the indicated level of performance:
	Range of Performance Levels
Measure	Threshold	Target	Maximum
Adjusted net sales (millions)	$715	$740	$770
Adjusted EBITDA (millions)	$90	$110	$130
Payout percentage	0%	100%	200%
The table below explains how the Compensation Committee planned to determine adjusted net sales and adjusted EBITDA and the rationale for the Committee’s selection of the 2021 performance measures.

46▲2022 Notice and Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
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2021 Goal	Explanation	Reason for use as a Performance Measure
Adjusted net sales	Reported net sales for 2021 on a constant currency basis, to stress management focus on growth.	A key indicator of overall growth.
Adjusted EBITDA
EBITDA adjusted for incremental expenses arising from the COVID-19 pandemic, restructuring expenses, post-divestiture transition charges, EU MDR compliance, certain litigation costs and acquisition and integration charges.
Included to manage profitability, focusing on controlling costs to generate free cash flow.
Strategic initiatives	Designed to be consistent with key activities and easily measured at the end of the year	To promote a focus on the key longer-term success elements of the Company’s strategic plan.
For 2021, the Compensation Committee set the Strategic Initiatives and the corresponding initial payout percentages at the following levels:
Strategic Initiative
Deliver > 200 bps improvement in operating margins through cost savings, improved product mix and manufacturing efficiencies.
Achieve free cash flow > $30 million (excluding CARES Act tax refunds and other non-recurring cash impacts) by managing working capital, delivering on operational improvements and maintaining capital expenditure discipline.
Deliver international growth >5%, including by going direct in strategic markets and reviewing distributor relationships.
Payout Table
Achieve 1 strategic objective	50%
Achieve 2 strategic objectives	100%
Achieve 3 strategic objectives	150%
The Compensation Committee was granted the discretion, as appropriate, to determine the award amount for strategic initiatives based upon final results at the end of 2021.
Actual results and actual payout percentages
For 2021, the Compensation Committee determined that the Company’s adjusted net sales were $742 million and its adjusted EBITDA was $95 million, resulting in a 108% payout on the adjusted net sales factor and a 23% payout on the adjusted EBITDA factor. Further, the Committee determined that management did not achieve the Company’s 2021 strategic objectives, resulting in a zero payout percentage for the strategic component. As a whole then, the Committee determined that the 2021 payout percentage for
Messrs. Woody, Greiner and Ball, whose cash incentive was based on these corporate metrics, was 52%. For Messrs. Haydon and Holbrook, whose cash incentive was based in part on the performance of the Pain Franchise and the Chronic Care Franchise, respectively, the actual performance of those product portfolios resulted in a 2021 payout percentage of 37.6% and 85.3%, respectively.
Annual Cash Incentive Payouts for 2021
The following table shows the payout opportunities and the actual payouts of annual cash incentives for 2021 for each of our named executive officers. Payouts were based on the payout percentages for each element, weighted for each executive as shown above.

2022 Notice and Proxy Statement▲47

COMPENSATION DISCUSSION AND ANALYSIS
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	ANNUAL INCENTIVE TARGET OPPORTUNITY		ANNUAL INCENTIVE MAXIMUM OPPORTUNITY		ACTUAL 2021 ANNUAL INCENTIVE PAYOUT
NAME	% OF BASE SALARY	AMOUNT ($)	% OF TARGET	AMOUNT ($)	% OF TARGET	AMOUNT ($)
Joseph F. Woody	115%	1,104,031	200%	2,208,062	52.0%	574,096
Michael C. Greiner	70%	343,562	200%	687,123	52.0%	178,652
David E. Ball	50%	204,500	200%	409,000	52.0%	106,340
William D. Haydon	60%	231,000	200%	462,000	37.6%	86,856
Kerr W. Holbrook	55%	196,625	200%	393,250	85.3%	168,894(1)

(1)
The amount of Mr. Holbrook’s 2021 annual incentive payout calculation reflects the proration of his bonus target percentage and salary increase.

The Compensation Committee believes that the 2021 annual incentive payout is consistent with the pay-for-performance objective of our executive officer compensation program.

LONG-TERM EQUITY INCENTIVE COMPENSATION
Our executive officers receive annual long-term equity incentive grants as part of their overall compensation package. These awards are consistent with the objectives of aligning our senior leaders’ interests with the financial interests of our stockholders, focusing on our long-term success, supporting our performance-oriented environment, and offering competitive compensation packages.
Prior to April 29, 2021, all long-term equity incentive grants were made under the Avanos Medical, Inc. Equity Participation Plan (the “Prior Plan”). All long-term equity incentive grants made since April 29, 2021 have been and will be made under the Avanos Medical, Inc. 2021 Long Term Incentive Plan(the “New Plan”). The Prior Plan and the New Plan are collectively referred to herein as the “Equity Participation Plans.”
Information regarding long-term equity incentive awards granted to our named executive officers can also be found under “Summary Compensation” and “Grants of Plan-Based Awards.”
2021 Grants
In determining the 2021 long-term equity incentive award grants for our named executive officers, the following factors were considered by the Committee, among others: the specific responsibilities and performance of the executive, business performance, retention needs, stock price performance, peer group compensation data and other market factors. Equity grants made in prior years were not considered when the Committee determined the 2021 target values or awards.
Determination of Target Value for 2021 Equity Awards
Based on the factors discussed above, and consistent with its commitment to return to a long-term incentive mix with a higher proportion of PRSUs, the Committee approved the following allocation of target grant value between TRSUs and PRSUs for each executive officer’s 2021 equity awards:
•
TRSUs — 75 percent of the target grant value.

•
PRSUs — 25 percent of the target grant value.

Historically, the Company granted a mix of equity awards composed of PRSUs and stock options. However, in 2020, the Company changed this mix to TRSUs and stock options. The change from PRSUs to TRSUs was due to the difficulty of setting meaningful and fair long-term performance targets on account of the economic uncertainty caused by the COVID-19 pandemic. In 2021, consistent with its commitment to return to a long-term incentive mix with a higher proportion of PRSUs, the Committee granted a mix of TRSUs and PRSUs. The Compensation Committee believes this mix supports the pay-for-performance and stockholder alignment objectives of our executive officer compensation program.
In 2021, the Compensation Committee approved the following annual long-term equity incentive awards to our named executive officers:

48▲2022 Notice and Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
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NAME	Grant Date Target Value of LTI Awards ($)	TRSUs Awarded ($)	TRSUs Awarded (#)	Target PRSUs Awarded ($)	Target PRSUs Awarded (#)
Joseph F. Woody	3,750,000	2,812,500	59,477	937,500	19,826
Michael C. Greiner	1,000,000	750,000	15,861	250,000	5,287
David E. Ball	300,000	225,000	4,758	75,000	1,586
William D. Haydon	600,000	450,000	9,516	150,000	3,172
Kerr W. Holbrook	600,000	450,000	9,516	150,000	3,172
The Committee used the following methodology to determine the number of TRSUs and PRSUs to grant to each named executive officer: (i) the number of TRSUs granted equaled the quotient of a named executive officer’s TRSUs target value divided by the average closing price of the Company’s common stock over the 10 trading days up to and including the grant date and (ii) the number of target PRSUs granted equaled the quotient of a named executive officer’s PRSUs target value divided by the average closing price of the Company’s common stock over the 10 trading days up to and including the grant date.
The 2021 target equity amounts differ from the amounts shown in the “Summary Compensation Table” because the annual cash incentive compensation included in the table above represents the value used by the Committee to determine the number of TRSUs and PRSUs to grant, while the Summary Compensation Table reflects the grant date value of these awards for accounting purposes.
The 2021 TRSUs are subject to three-year cliff vesting, meaning that they will vest on March 17, 2024, conditioned upon the grantee’s continuing employment with the Company through that date.
The 2021 PRSUs will vest on March 17, 2024, conditioned upon the grantee’s continuing employment with the Company through that date. The actual number of shares to be received upon vesting of the 2021 PRSUs will be determined as described below.
Each executive officer will receive one share of Company common stock for each vested TRSU and PRSU at the time of settlement.

Performance Goals and Potential Payouts — 2019 PRSUs
For the PRSUs granted in 2019, the actual number of shares to be received by our named executive officers could range from zero to 200 percent of the target levels established by the Compensation Committee for each executive, depending on the degree to which the performance objectives for these awards are met over a three-year period.
The performance objectives for the 2019 PRSUs awards were based on relative total stockholder return (“relative TSR”) for the period January 1, 2019 through December 31, 2021, measuring the Company’s performance relative to the S&P 6-digit GICS code for Healthcare Equipment and Supplies with annual revenue greater than $500 million from the most recent fiscal year. The potential payouts at varying levels of performance for the 2019 PRSUs are as described below, with payouts between the levels determined on a straight-line basis:

Goal	Threshold	Target	Maximum
Relative TSR	TSR rank below 25th Percentile	TSR rank at 50th Percentile	TSR rank at or above 75th Percentile
Payout Scale	—%	100%	200%
In February 2022, the Compensation Committee evaluated the results of the three-year performance for the 2019 PRSUs. The Committee determined that the Company’s TSR overall rank for the three-year period ending on December 31,
2021 fell below the 25th percentile. As a result, the payout percentage for 2019 PRSU’s was zero percent. The following table shows the target number of PRSUs issued to the executives in 2019, and the number of shares paid out in 2022.

2022 Notice and Proxy Statement▲49

COMPENSATION DISCUSSION AND ANALYSIS
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NAME (1)	2019 PRSUs AWARDED (shares)	FINAL PAYOUT %	FINAL VALUE DELIVERED ($)
Joseph F. Woody	48,727	0%	0
David E. Ball	3,097	0%	0

(1)
Messrs. Greiner, Holbrook and Haydon are not named in this table because their employment with the Company began after the 2019 PRSUs were awarded.

Performance Goals and Potential Payouts — 2021 PRSUs
For the PRSUs granted in 2021, the actual number of shares to be received by our named executive officers can range from zero to 200 percent of the target level established by the Compensation Committee for each executive, depending on the degree to which the performance objectives for these awards are met over the three-year period from 2021 through 2023. The performance goals of the PRSUs granted in 2021 are based on year-over-year net sales growth and return on invested capital (“ROIC”). The 2021 PRSUs will vest on March 17, 2024.
The 2021 performance goals and potential payouts at varying levels of performance for the 2021 PRSUs are as described below, with payouts between the levels determined on a straight-line basis. Each goal (year-over-year net sales growth and year-over-year ROIC) is weighted equally. In February 2022, the Compensation Committee evaluated the results of the 2021 performance for year-over-year net sales growth and ROIC. The following table shows the actual performance against the goals.

2021 Goal	Weight	Threshold	Target	Maximum	Actual Performance	Projected Payout
Year-over-year net sales growth	50%	0.5%	2.0%	4.5%	3.6%	82.0%
Payout (% of target)		50%	100%	200%
Year-over-year ROIC	50%	3.5%	4.5%	5.5%	4.0%	37.5%
Payout (% of target)		50%	100%	200%
	Projected Total Payout					119.5%
As a result of the Company’s performance in 2021, the 2021 portion of the 2021 PRSUs will vest at 119.5% percent of target when the 2021 PRSUs vest in March 2024. The 2021 performance will be combined with the 2022 and 2023 performance to determine the final payout at the end of the three-year vesting period.
The 2022 and 2023 performance goals and potential payouts at varying levels of net sales growth and ROIC performance were set by the Compensation Committee in March 2021. Performance against the goals will be measured annually, with a specified increase in each year’s actual ROIC performance serving as the baseline for the following year’s ROIC performance objective.

50▲2022 Notice and Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
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Benefits and Other Compensation
Retirement Benefits
In 2021, the Company contributed on behalf of each named executive officer certain amounts to the Avanos Medical, Inc. 401(k) Plan (the “401(k) Plan”) and certain credits to the Avanos Medical, Inc. Non-Qualified 401(k) Plan (the “Non-Qualified 401(k) Plan”). The Company does not have a defined benefit pension plan in the United States, and none of our named executive officers participate in any Company defined benefit pension plans.
The 401(k) Plan and Non-Qualified 401(k) Plan are consistent with those maintained by our peer group companies and are necessary to remain competitive for recruiting and retaining executive talent. The Committee believes that these retirement benefits are important parts of our compensation program. For more information, see “Non-Qualified Deferred Compensation — Overview of Qualified and Non-Qualified Plans.”

Other Compensation
We believe the perquisites provided to our executive officers are minimal and well below the median of those provided by our peer group. In addition, the Company does not provide tax reimbursement or gross-ups for perquisites offered to executive officers, except for certain relocation benefits.

Severance Pay Plan
Our Severance Pay Plan provides severance benefits to most of our U.S. hourly and salaried employees, including our named executive officers, who are involuntarily terminated under the circumstances described in the plan. The objective of this plan is to facilitate the employee’s transition to his or her next position, and not as a reward for the employee’s past service.

Executive Severance Plan
Our Executive Severance Plan provides severance benefits to eligible executives, including our named executive officers, in the event of a qualified termination of employment (as defined in the plan) in connection with a change of control. For an eligible employee to receive a payment under this plan, two things must occur: (i) a change of control of the Company, and (ii) the executive must have been involuntarily terminated without cause or have resigned for good reason (as defined in the plan) within two years of the change of control (often referred to as a “double trigger”). The objective of this plan is to encourage the executive to stay with the Company in the event of a change of control transaction to ensure a smooth transition. Each of our named executive officers participates in the Executive Severance Plan.

Additional Information About Our Compensation Practices
As a matter of sound governance, we follow certain practices with respect to our Covered Officer compensation program. We regularly review and evaluate our Covered Officer compensation practices in light of regulatory developments, market standards and other considerations.

Use of Independent Compensation Consultant
The Compensation Committee engaged Meridian as its independent consultant to assist it in determining the appropriate Covered Officer compensation under our compensation policies described above. Consistent with the Committee’s policy in which its independent consultant may provide services only to the Committee, Meridian had no other business relationship with the Company and received no payments from us other than fees and expenses for services to the Committee. See “Corporate Governance-Compensation Committee” for information about the use of compensation consultants.

2022 Notice and Proxy Statement▲51

COMPENSATION DISCUSSION AND ANALYSIS
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Role of the Chief Executive Officer in Compensation Decisions
Our CEO makes a recommendation to the Compensation Committee each year on the appropriate target annual compensation for each of the other Covered Officers. The Committee makes the final determination of the target annual compensation for each such Covered Officer, including our CEO. While our CEO typically attends
Committee meetings, none of the other Covered Officers is present during the portion of the Committee’s meetings when compensation for such Covered Officers is set. In addition, our CEO is not present during the portion of the Committee’s meetings when his compensation is set.

Adjustment of Financial Measures for Annual and Long-Term Equity Incentives
Financial measures for the annual and long-term incentive programs are developed based on expectations about our planned activities and reasonable assumptions about the performance of our key business drivers for the applicable period. From time to time, however, discrete items or events may arise that were not contemplated by these plans or assumptions. These could include accounting and tax law changes, tax credits from items not within the ordinary course of our business operations, restructuring and write-off charges, significant acquisitions or dispositions, and significant gains or losses from litigation matters.
Under the Compensation Committee’s exception guidelines regarding our annual incentive program measures, the Committee may adjust in the future the calculation of financial measures for the incentive programs to eliminate the effect of the types of items or events described above. In making these adjustments, the Committee’s policy is to seek to neutralize the impact of the unexpected or unplanned items or events, whether positive or negative, in order to provide consistent and equitable incentive opportunities that the Committee believes are reflective of our performance. In considering whether to make a particular adjustment under its guidelines, the Committee will review whether the item or event was one for which management was responsible and accountable, treatment of similar items in prior periods, the extent of the item’s or event’s impact on the financial measure, and the item’s or event’s characteristics relative to normal and customary business practices. Generally, the Committee will apply an adjustment to all compensation that is subject to that financial measure.

Pricing and Timing of Stock Option Grants and Timing of Performance-Based Equity Grants
Our policies and our Equity Participation Plans require stock options to be granted at no less than the closing price of our common stock on the date of grant. PRSU, TRSU and/or stock option grants to our executive officers are generally made annually at a meeting of the Committee that is scheduled at least one year in advance, and the grants are effective on the date of such meeting. However, if the meeting occurs during a period when we do not permit insiders to trade Company common stock (a “Blackout Period”), the stock option grants will not be effective until the first business day following the end of the Blackout
Period. Our Blackout Periods end at 11:59 p.m. on the day we issue our quarterly earnings press releases. Our executives are not permitted to choose the grant date for their individual PRSU, TRSU or stock option grants.
Our CEO has been delegated the limited authority to approve equity grants, including stock options, to employees for recruiting and special employee recognition and retention purposes. These grants were capped at 150,000 shares in 2021 and may not exceed 125,000 shares in 2022. Our CEO is not permitted to make any grants to any of our executive officers.

Policy on Incentive Compensation Clawback
As described in detail above, certain elements of our executive officer compensation are incentive-based. The determination of the extent to which the incentive objectives are achieved is based in part on our published financial results. The Compensation Committee has the right to reassess its determination of the performance awards if the financial statements on which it relied are restated. The Committee has the right to direct management to seek to recover from any executive officer any amounts determined to have been inappropriately received by the individual executive officer. In addition, under the Company’s Equity Participation Plans, the Compensation Committee may require awards with performance goals under the Plan to be subject to any policy we may adopt relating to the recovery of that award to the extent it is determined that performance goals relating to the awards were not actually achieved. Further,

52▲2022 Notice and Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
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the Sarbanes-Oxley Act of 2002 mandates that our CEO and our Chief Financial Officer reimburse us for any bonus or other incentive-based or equity-based compensation paid to them in a year following the issuance of financial statements that are later required to be restated as a result of misconduct. The Committee intends to review and revise the incentive compensation clawback policy once the SEC issues final regulations on clawbacks under Dodd-Frank.

Stock Ownership Guidelines
We strongly believe that the financial interests of our board members and our executive officers should be aligned with those of our stockholders.
Accordingly, we have established the following stock ownership guidelines for our board members and executive officers:

TARGET STOCK OWNERSHIP AMOUNTS
Position	Ownership Level
Board Members	Five times annual cash retainer amount
Chief Executive Officer	Five times annual base salary
Other named executive officers	Two times annual base salary
In determining whether our stock ownership guidelines have been met, any restricted stock and TRSUs held are counted as owned, but PRSUs are excluded until they vest. The Committee annually reviews executive officer stock ownership levels for compliance with these guidelines.
Our Board members and executive officers have five years within which to come into compliance with stock ownership guidelines. Currently, all of our Board members, our CEO and our Senior Vice President and Chief Financial Officer meet the guideline requirements. The Committee expects that all of our other executive officers will meet them as well based on annual grants under the Equity Participation Plans. However, the performance of our stock price and the failure of PRSUs to vest may cause one or more of the executive officers not to meet the guidelines. In response, the Committee instituted a policy requiring our executive officers to retain at least 50% of the shares acquired under our Equity Participation Plans, whether through the vesting of restricted share units or the exercise of vested stock options, until such time as the executive officer meets our share ownership guidelines. Executive officers subject to this retention policy will be permitted to surrender shares upon vesting or exercise for payment of taxes and to pay the exercise price and taxes on stock options.

Other Polices Relating to Transactions in Company Securities
We require all executive officers to pre-clear transactions involving our common stock (and other securities related to our common stock) with our Legal Department.
We do not permit our executive officers to engage in transactions that hedge an executive officer’s economic risk of owning shares of our common stock. Thus, our executive officers may not engage in hedging transactions in the Company’s shares such as puts, calls, prepaid variable forwards, equity swaps, collars and other derivative securities on an exchange or in any other organized market. Our executive officers also may not engage in short sales of the Company’s shares, meaning sales of shares that are not owned at the time of sale. Additionally, our executives are not permitted to pledge shares of our common stock owned by them as collateral for loans or other obligations.

Corporate Tax Deduction for Executive Compensation
The United States income tax laws generally limit the deductibility of compensation paid to any of a company’s named executive officers to $1,000,000 per year. Prior to the enactment of the Tax Cuts and Jobs Act of 2017 (the “2017 Tax Law”), this limitation did not apply to compensation paid to the chief financial officer or to qualified performance-based forms of compensation if certain requirements were met.
Several classes of our executive compensation, including option awards and portions of our long-term equity grants to executive officers, were designed to meet the requirements for deductibility.
Among other things, the 2017 Tax Law included the chief financial officer as one of the covered employees and eliminated exceptions to the limit

2022 Notice and Proxy Statement▲53

COMPENSATION DISCUSSION AND ANALYSIS
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for qualified performance-based forms of compensation. Compensation paid to our named executive officers in excess of  $1,000,000 will no longer be deductible unless it qualifies for the transition relief provisions of the 2017 Tax Law, which are limited to certain arrangements that were in place as of November 2, 2017. Despite the fact that certain of our executive programs that were in place prior to such date were intended to qualify as performance-based compensation and have not been materially amended or modified, the Company recognizes that there is continued ambiguity in applying the 2017 Tax Law, which remains subject to further guidance. Accordingly, there can be no assurance that these awards will be fully deductible under the transition relief provisions of the 2017 Tax Law.
Although tax deductibility of compensation is preferred, it is not a primary objective of our compensation programs. In the Committee’s view, meeting the compensation objectives set forth above is more important than the benefit of being able to deduct the compensation for tax purposes. The Committee has always reserved the ability to award compensation that is not exempt from the deduction limits of 162(m).

Compensation Committee Report
In accordance with its written charter adopted by the Board, the Compensation Committee of the Company has oversight of compensation policies designed to align executive officers’ compensation with the Company’s overall business strategy, values, and management initiatives. In discharging its oversight responsibility, the Committee has retained an independent compensation consultant to advise the Committee regarding market and general compensation trends.
The Committee has reviewed and discussed the Compensation Discussion and Analysis with the Company’s management, which has the responsibility for preparing the Compensation Discussion and Analysis. Based upon this review and discussion, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in the Company’s Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2021.
COMPENSATION COMMITTEE OF
THE BOARD OF DIRECTORS
Gary Blackford, Chair
Patrick O’Leary

54▲2022 Notice and Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
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Analysis of Compensation-Related Risks
The Compensation Committee has reviewed an assessment of our compensation programs for our employees, including our executive officers, to analyze the risks arising from our compensation systems. The Committee’s independent consultant assisted with the review of our executive compensation programs.
Based on this assessment, the Committee believes that the design of our compensation programs, including our executive compensation program, does not encourage our executives or employees to take excessive risks and that the risks arising from these programs are not reasonably likely to have a material adverse effect on the Company.
Several factors contributed to the Committee’s conclusion, including:
•
The Committee believes the Company maintains a values-driven, ethics-based culture supported by a strong tone at the top.

•
The performance targets for annual cash incentive programs are selected to ensure that they are reasonably attainable in a manner consistent with the Company’s business plans without encouraging executives or employees to take inappropriate risks.

•
An analysis by the Committee’s consultant indicated that our compensation programs are consistent with those of our peer group. In addition, the analysis noted that target levels for direct annual compensation are compared to the median of our peer group.
•
The Committee believes the allocation among the components of direct annual compensation provides an appropriate balance between annual and long-term incentives, total fixed, and performance-based compensation.

•
Annual cash incentives and long-term performance-based restricted share unit awards under our executive compensation program are capped at a reasonable percentage of the target award, and all other material non-executive cash incentive programs are capped at reasonable levels, which the Committee believes protects against disproportionately large incentives.

•
The Committee believes the performance measures and the multi-year vesting features of the long-term equity incentive compensation component encourage participants to seek sustainable growth and value creation.

•
The Committee believes inclusion of share-based compensation through the long-term equity incentive compensation component encourages appropriate decision-making that is aligned with the long-term interests of stockholders.

•
Our stock ownership guidelines further align the interests of management and stockholders.

2022 Notice and Proxy Statement▲55

Compensation Tables
SUMMARY COMPENSATION
The following table contains information concerning compensation awarded to, earned by, or paid to the Company’s named executive officers by the Company for the years 2019 through 2021. Additional information regarding the items reflected in each column follows the table.
SUMMARY COMPENSATION TABLE
NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	STOCK AWARDS ($)	OPTION AWARDS ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS ($)	ALL OTHER COMPENSATION ($)	TOTAL(3) ($)
Joseph F. Woody Chief Executive Officer	2021	960,027	—	3,801,785	—	574,096	—	142,279	5,478,186
	2020	938,897	—	3,748,770	1,327,497	1,479,232	—	56,334	7,550,729
	2019	932,060	—	2,551,346	1,416,000	—	—	124,268	5,023,674
Michael C. Greiner(1) Senior Vice President and Chief Financial Officer	2021	490,802		1,013,835	—	178,652	—	41,667	1,724,957
	2020	480,000	40,000	1,558,995	374,996	460,320	—	325,892	3,240,203
David E. Ball Senior Vice President, Global Supply Chain and Procurement	2021	409,000	—	304,132	—	106,340	—	38,080	857,552
	2020	400,000	—	238,264	84,373	274,000	—	23,000	1,019,637
	2019	400,000	—	162,159	90,004	—	—	392,300	1,044,463
William D. Haydon(1) Senior Vice President and General Manager, Pain Franchise	2021	385,001	—	608,263	—	86,856	—	125,429	1,205,549
	2020	129,792	50,000	200,005	—	104,197	—	53,370	537,364
Kerr W. Holbrook(2) Senior Vice President and General Manager, Chronic Care	2021	357,501	55,000	608,263	—	168,894	—	30,146	1,219,804

(1)
Messrs. Greiner and Haydon joined the company in 2020.

(2)
Mr. Holbrook joined the company in May 2019 and became a named executive officer in 2021.

(3)
Totals may not add up due to rounding.

Salary. The amounts in this column represent base salary earned during the year.
Bonus. The amounts in this column reflect cash payments to Messrs. Greiner and Haydon in connection with assuming their respective new positions in 2020. The cash payment to Mr. Holbrook was for his outstanding performance in 2021.
Stock Awards and Option Awards. The amounts in these columns reflect the grant date fair value, computed in accordance with ASC Topic 718, of restricted share unit awards and stock options, respectively, granted under the Prior Plan in 2021, 2020, and 2019. See Note 12 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021 for the assumptions used in valuing and expensing these restricted share units and stock option awards in accordance with ASC Topic 718.
56▲2022 Notice and Proxy Statement

Compensation Tables
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The value of PRSU awards, which are subject to performance conditions, is set forth below: (i) based on their grant date value and (ii) assuming that the highest level of performance conditions is achieved.
NAME	YEAR(1)	PRSU AWARDS AT GRANT DATE VALUE ($)(2)	PRSU AWARDS AT HIGHEST LEVEL OF PERFORMANCE CONDITIONS ($)
Joseph F. Woody	2021	937,500	1,875,000
	2019	2,124,000	4,248,000
Michael C. Greiner	2021	250,000	500,000
David E. Ball	2021	75,000	150,000
	2019	135,000	270,000
William D. Haydon	2021	150,000	300,000
Kerr W. Holbrook	2021	150,000	450,000

(1)
No PRSUs were granted in 2020.

(2)
The grant date value of the PRSUs awarded in 2021 was based on the closing price of the Company’s common stock over the 10 trading days up to and including the grant date. The grant date value of the PRSUs awarded in 2019 was based on the closing price of the Company’s common stock as of the grant date.

Non-Equity Incentive Plan Compensation. The amounts in this column are the annual cash incentive payments described above in “Compensation Discussion and Analysis.” These amounts were earned during the years indicated and were paid to the Company’s named executive officers in the following year.
Change in Pension Value and Nonqualified Deferred Compensation Earnings. Each of the Company’s named executive officers participated in the Company’s Non-Qualified 401(k) Plan, a non-qualified defined contribution plan. Earnings on this plan are not included in the Summary Compensation Table because the earnings were not above-market or preferential. See “Nonqualified Deferred Compensation” below for a discussion of this plan and each named executive officer’s earnings under the plan in 2021.
All Other Compensation. All other compensation consists of the following:
NAME	YEAR	PERQUISITES ($)(1)	DEFINED CONTRIBUTION PLAN AMOUNTS ($)(2)	TAX REIMBURSEMENTS ($)(3)	TOTAL(4) ($)
Joseph F. Woody	2021	—	142,279	—	142,279
	2020	—	56,334	—	56,334
	2019	—	99,319	24,949	124,268
Michael C. Greiner	2021	—	41,667	—	41,667
	2020	146,662	31,200	148,030	325,892
David E. Ball	2021	—	38,080	—	38,080
	2020	—	23,000	—	23,000
	2019	298,047	24,342	69,910	392,300
William D. Haydon	2021	60,727	20,370	44,332	125,429
	2020	15,280	10,788	27,303	53,370
Kerr W. Holbrook	2021	621	29,427	98	30,146

(1)
Perquisites for Messrs. Woody, Greiner, Ball, Holbrook and Haydon included reimbursement for expenses in connection with their relocation to the Atlanta area to assume their management roles.

(2)
Matching contributions were made under the Avanos Medical 401(k) Plan and Non-Qualified 401(k) Plan in each year for each named executive officer.

(3)
The amounts shown for Messrs. Woody, Greiner, Ball, Haydon and Holbrook reflect tax reimbursement under our executive relocation program in connection with their relocation to the Atlanta area to assume their new roles, as applicable. The amount shown for Messrs. Woody in 2019 also reflects reimbursement for taxes attributable to non-cash income for attendance at an event awarded to top commercial performers.

(4)
Totals may not add up due to rounding.

2022 Notice and Proxy Statement▲57

Compensation Tables
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GRANTS OF PLAN-BASED AWARDS
The following table sets forth Company plan-based awards granted to the Company’s named executive officers during 2021 on a grant-by-grant basis.
NAME	GRANT TYPE	DATE COMMITTEE TOOK ACTION	GRANT DATE(2)	ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS(3) (#)	ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING OPTIONS (#)	EXERCISE OR BASE PRICE OF OPTION AWARDS ($ / SH)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS ($)(3)(4)
				THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
Joseph F. Woody	Performance- based RSUs	3/17/2021	3/17/2021	—	—	—	—	19,826	39,652	—	—	—	950,458
	Time-based RSUs	3/17/2021	3/17/2021	—	—	—	—	—	—	59,477	—	—	2,851,327
	Annual cash incentive award			—	1,104,031	2,208,062	—	—	—	—	—	—
Michael C. Greiner	Performance- based RSUs	3/17/2021	3/17/2021	—	—	—	—	5,287	10,574	—	—	—	253,459
	Time-based RSUs	3/17/2021	3/17/2021	—	—	—	—	—	—	15,861	—	—	760,376
	Annual cash incentive award			—	343,562	687,124	—	—	—	—	—	—
David E. Ball	Performance- based RSUs	3/17/2021	3/17/2021	—	—	—	—	1,586	3,172	—	—	—	76,033
	Time-based RSUs	3/17/2021	3/17/2021	—	—	—	—	—	—	4,758	—	—	228,099
	Annual cash incentive award			—	204,500	409,000	—	—	—	—	—	—
William D. Haydon	Performance- based RSUs	3/17/2021	3/17/2021	—	—	—	—	3,172	6,344	—	—	—	152,066
	Time-based RSUs	3/17/2021	3/17/2021	—	—	—	—	—	—	9,516	—	—	456,197
	Annual cash incentive award			—	231,000	462,000	—	—	—	—	—	—
Kerr W. Holbrook	Performance- based RSUs	3/17/2021	3/17/2021	—	—	—	—	3,172	6,344	—	—	—	152,066
	Time-based RSUs	3/17/2021	3/17/2021	—	—	—	—	—	—	9,516	—	—	456,197
	Annual cash incentive award			—	196,625	393,250	—	—	—	—	—	—	—

(1)
Represents the potential annual performance-based incentive cash payments each named executive officer could earn in 2021. These awards were granted under the Company’s annual cash incentive program. Actual amounts earned in 2021 were based on the 2021 objectives established by the Compensation Committee. See “Compensation Discussion and Analysis.” At the time of the grant, the incentive payment could range from the threshold amount (i.e., zero) to the maximum amount depending on the extent to which the 2021 objectives were met. See “Target Payment Amounts And Range Of Possible Payouts For 2021 Annual Cash Incentive Program.” The actual amounts paid in 2022 based on the 2021 objectives are set forth in the Summary Compensation Table under the column entitled “Non-Equity Incentive Plan Compensation.”

(2)
The grant date for each equity award is the effective date of each grant approved by the Compensation Committee. If the date on which the Committee takes action to approve a grant occurs during a blackout period, the grant is made effective as of a later date when the blackout period has expired. Our blackout periods typically expire at 11:59 p.m. Eastern time on the day after we publicly release the results of the prior quarter.

(3)
The number of time-based RSUs awarded was determined using an average closing price of the Company’s common stock over the 10 trading days up to and including the grant date.

(4)
The grant date fair value for each equity award is determined in accordance with ASC Topic 718. See Note 12 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021 for the assumptions used in valuing and expensing these restricted share units and stock option awards in accordance with ASC Topic 718.

58▲2022 Notice and Proxy Statement

Compensation Tables
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DISCUSSION OF SUMMARY COMPENSATION AND PLAN-BASED AWARDS TABLES
The Company’s executive compensation policies and practices, pursuant to which the compensation set forth in the Summary Compensation Table and the Grants of Plan-Based Awards in 2021 table was paid or awarded, are described in the “Compensation Discussion and Analysis” above.

OUTSTANDING EQUITY AWARDS
The following table provides information about outstanding Company equity awards for the named executive officers as of December 31,
2021. All amounts shown in the table reflect outstanding equity awards granted under the Prior Plan.

2022 Notice and Proxy Statement▲59

Compensation Tables
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OUTSTANDING EQUITY AWARDS AS OF DECEMBER 31, 2021
		OPTION AWARDS(1)				STOCK AWARDS
NAME	GRANT DATE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)(2)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)(3)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(3)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)(4)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS, OR OTHER RIGHTS THAT HAVE NOT VESTED ($)(4)
Joseph F. Woody	3/17/2021	—	—	—	—	59,477	2,062,068	—	—
	3/17/2021	—	—	—	—	—	—	19,826	687,367
	5/7/2020	40,554	94,629	28.87	5/7/2030	—	—	—	—
	5/7/2020	—	—	—	—	129,850	4,501,900	—	—
	5/8/2019	73,241	48,828	43.59	5/8/2029	—	—	—	—
	5/8/2019	—	—	—	—	—	—	48,727	1,689,365
	5/3/2018	25,566(5)	—	52.10	5/3/2028	—	—	—	—
	5/3/2018	103,433	—	52.10	5/3/2028	—	—	—	—
	6/26/2017	149,053	—	39.93	6/26/2027	—	—	—	—
Michael C. Greiner	3/17/2021	—	—	—	—	15,861	549,901	—	—
	3/17/2021	—	—	—	—	—	—	5,287	183,300
	5/7/2020	11,455	26,732	28.87	5/7/2030	—	—	—	—
	5/7/2020	—	—	—	—	36,681	1,271,730	—	—
	1/2/2020	—	—	—	—	14,702(6)	509,718	—	—
David E. Ball	3/17/2021	—	—	—	—	4,758	164,960
	3/17/2021	—	—	—	—	—	—	1,586	54,987
	5/7/2020	2,577	6,015	28.87	5/7/2030	—	—	—	—
	5/7/2020	—	—	—	—	8,253	286,132	—	—
	5/8/2019	4,655	3,104	43.59	5/8/2029	—	—	—	—
	5/8/2019	—	—	—	—	—	—	3,097	107,373
William D. Haydon	3/17/2021	—	—	—	—	9,516	329,920	—	—
	3/17/2021	—	—	—	—	—	—	3,172	109,973
	8/31/2020	—	—	—	—	6,173(7)	214,018	—	—
Kerr W. Holbrook	3/17/2021	—	—	—	—	9,516	329,920	—	—
	3/17/2021	—	—	—	—	—	—	3,172	109,973
	5/7/2020	1,775	4,144	28.87	5/7/2030	—	—	—	—
	5/7/2020	—	—	—	—	5,685	197,099	—	—
	11/7/2019	—	—	—	—	2,043	70,831	—	—
	5/8/2019	—	—	—	—	2,524	87,507	—	—

(1)
Stock options generally become exercisable in three annual installments of 30 percent, 30 percent and 40 percent, beginning on the first anniversary of the grant date. All options become exercisable for three years upon death or total and permanent disability and for the earlier of five years or the remaining term of the options, upon retirement of the officer. In addition, options generally become exercisable upon a termination of employment following a change of control, and options granted to the named executive officers are subject to the Executive Severance Plan. See “Potential Payments on Termination or Change of Control” below. The options may be transferred by the officers to family members or certain entities in which family members have interests.

(2)
The option price per share is equal to the closing price per share of the Company’s common stock on the grant date.

(3)
The amounts shown reflect outstanding time-based RSUs. The values are based on the closing price of our common stock on December 31, 2021 of  $34.67 per share.

(4)
The amounts shown reflect outstanding performance-based RSUs. The values in these columns are based on the closing price of our common stock on December 31, 2021 of   $34.67 per share. The values assume the performance-based restricted share units will payout at target. As of December 31, 2021, the performance-based share units issued in 2021 are on pace to payout at 119.5% and the performance-based share units issued in 2019 vested at 0%.

(5)
Stock options granted to Mr. Woody, with a grant date value of  $350,000, in recognition of exceptional performance in closing the divestiture of the Surgical and Infection Prevention business in 2018.

60▲2022 Notice and Proxy Statement

Compensation Tables
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(6)
Time-based RSUs granted under the Prior Plan to Mr. Greiner on January 2, 2020 as a signing bonus when he was appointed as the Company’s Chief Financial Officer.

(7)
Time-based RSUs granted under the Prior Plan to Mr. Haydon on August 31, 2020 as a signing bonus when he was appointed as the Company’s Senior Vice President and General Manager, Pain Franchise.

Option Exercises and Stock Vested
The following table sets forth information concerning Company stock options exercised and stock awards vested during 2021 for the Company’s named executive officers.

OPTION EXERCISES AND STOCK VESTED IN 2021:
	OPTION AWARDS		STOCK AWARDS
NAME(1)	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)(2)
David E. Ball	—	—	4,728	147,608

(1)
Messrs. Woody, Greiner, Haydon and Holbrook are not included on this table because they had no stock awards vest or options exercised in the year ended December 31, 2021.

(2)
The dollar amount in this column reflects the total pre-tax value received by Mr. Ball upon the vesting of time-based RSUs (i.e., the number of shares vested multiplied by the closing price of the Company’s common stock on the vesting date), including cash paid in lieu of fractional shares.

Pension Benefits
The Company does not offer a pension plan in the United States, and none of the Company’s executive officers participate in a Company pension plan.

Nonqualified Deferred Compensation
The following table sets forth information concerning the Company’s non-qualified defined contribution plan for the Company’s named executive officers during 2021.

NAME	PLAN	COMPANY CONTRIBUTIONS IN 2021 ($)(1)	AGGREGATE EARNINGS IN 2021 ($)(2)	AGGREGATE BALANCE AT DECEMBER 31, 2021
Joseph F. Woody	Non-Qualified 401(k) Plan	128,955	41,355	445,976
Michael C. Greiner	Non-Qualified 401(k) Plan	39,667	4,854	59,796
David E. Ball	Non-Qualified 401(k) Plan	23,580	2,232	41,697
William D. Haydon	Non-Qualified 401(k) Plan	11,952	204	12,156
Kerr W. Holbrook	Non-Qualified 401(k) Plan	16,392	487	17,567

(1)
Contributions consist of amounts accrued but not yet paid by the Company under the Non-Qualified 401(k) Plan. These amounts are included in the Summary Compensation Table and represent a portion of the Defined Contribution Plan Payments included in All Other Compensation.

(2)
The amounts in this column show the changes in the aggregate account balance for the Company’s named executive officers during 2021 that are not attributable to company contributions. Aggregate earnings are not included in the Summary Compensation Table because the earnings are not above-market or preferential.

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Compensation Tables
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Overview of Qualified and Non-Qualified Plans. The following is an overview of the Company’s qualified and non-qualified plans offered to our executive officers as of December 31, 2021.

	Avanos Medical 401(k) Plan	Avanos Medical Non-Qualified 401(k) Plan
Purpose	To assist employees in saving for retirement.	To provide benefits to the extent necessary to fulfill the intent of the 401(k) Plan without regard to the limitations imposed by the Code on qualified defined contribution plans.
Eligible participants	Most employees.	Salaried employees impacted by limitations imposed by the Code on the 401(k) Plan.
Is the plan qualified under the Code?	Yes.	No.
Can employees make contributions?	Yes.	No.
Does the Company make contributions or match employee contributions?	The Company matches 100% of employee contributions on the first 4% of eligible compensation and 50% of the next 2%.	The Company provides credit to the extent the Company’s contributions to the 401(k) Plan are limited by the Code.
When do account balances vest?	Immediately.	Immediately.
How are account balances invested?	Account balances are invested in certain designated investment options selected by the participant.	Account balances are credited with earnings and losses as if such account balances were invested in certain designated investment options selected by the participant.
When are account balances distributed?
Distributions of the participant’s vested account balance are only available after termination of employment. Loans, hardship and certain other withdrawals are allowed prior to termination of employment for certain vested amounts under the 401(k) Plan.
Distributions of the participant’s vested account balance are payable after termination of employment.
The Non-Qualified 401(k) Plan is not funded and represents a general obligation of the Company.
POTENTIAL PAYMENTS ON TERMINATION OR CHANGE OF CONTROL
The Company’s executive officers are eligible to receive certain benefits in the event of termination of employment, including following a change of control of the Company. This section describes various termination scenarios as well as the payments and benefits payable under those scenarios.

Severance Benefits
The Company maintains two severance plans that cover its executive officers, depending on the circumstances that result in their termination. Those plans include the Executive Severance Plan, which is applicable when an executive officer’s employment terminates following a change of control, and the Severance Pay Plan, which is applicable in the event of certain other involuntary terminations. An executive officer may not receive severance payments under more than one of the plans described below.

62▲2022 Notice and Proxy Statement

Compensation Tables
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Executive Severance Plan. The Compensation Committee is responsible for determining which key executives and other officers are eligible to participate in the Executive Severance Plan. Each of the Company’s named executive officers participates in the Executive Severance Plan. Under the Executive Severance Plan, in the event of a “Qualified Termination of Employment” (as described below), participating officers will each receive a cash payment in an amount equal to the sum of:
•
For the CEO, two times the sum of annual base salary and the target full annual cash incentive award for the year in which the Qualified Termination of Employment occurs, and for any other executive officer, one and one-half times the sum of annual base salary and the target full annual cash incentive award for the year in which the Qualified Termination of Employment occurs;

•
The value of any outstanding RSUs and stock option awards, based on the closing price of the Company’s common stock at the date of the Qualified Termination of Employment;

•
The value of the employer match each executive officer would have received if he or she had remained employed for an additional two years under the 401(k) Plan and the Non-Qualified 401(k) Plan; and

•
For the CEO, two times the value of the amount of COBRA premiums for medical and dental coverage and for any other executive officer, one and one-half times the value of the amount of COBRA premiums for medical and dental coverage.

A “Qualified Termination of Employment” is a separation from service within two years following a change of control of the Company (as defined in the plan) either involuntarily without cause or by the participant with good reason (as defined in the plan). In addition, any involuntary separation from service without cause within one year before a change of control will also be determined to be a Qualified Termination of Employment if it is in connection with, or in anticipation of, a change of control.
The Executive Severance Plan provides that the executive officers are not entitled to a tax gross-up if they incur an excise tax due to the application of Section 280G of the Code. Instead, payments and benefits payable to an executive officer will be reduced to the extent doing so would result in the officer retaining a larger after-tax amount, taking into account the income, excise and other taxes imposed on the payments and benefits.
The agreements with the executive officers provide that they will retain in confidence any confidential information known to them concerning the Company and the Company’s business so long as such information is not publicly disclosed.
Severance Pay Plan. The Company’s Severance Pay Plan generally provides eligible employees (including the Company’s named executive officers) severance payments and benefits in the event of certain involuntary terminations. Benefits under the Severance Pay Plan depend on the participants’ employee classification.
Under the Severance Pay Plan, if an executive officer’s employment was involuntarily terminated, he or she would receive:
•
For the CEO, two times the sum of annual base salary and the target full annual cash incentive award for the year in which the termination occurs, and for any other executive officer, one and one-half times the sum of annual base salary and the target full annual cash incentive award for the year in which the termination occurs;

•
Six months of COBRA premiums for medical coverage; and

•
Six months of outplacement services and three months of participation in Avanos Medical’s employee assistance program.

Severance pay under the Severance Pay Plan will not be paid to any participant who is terminated for cause (as defined in the plan), is terminated during a period in which the participant is not actively at work for more than 25 weeks (except to the extent otherwise required by law), voluntarily quits or retires, dies or is offered a comparable position (as defined in the plan).
A named executive officer must execute a full and final release of claims against the Company within a specified period of time following termination to receive severance benefits under the Severance Pay Plan. If the release has been timely executed, severance benefits are payable as a lump sum cash payment no later than 60 days following the participant’s termination date.
Retirement, Death and Disability
Retirement. Retirement is defined as separation from service on or after the age of 60 with five years of service, or on or after age 55 with ten years of service. Years of service at Kimberly-Clark prior to our spin-off from that company are

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Compensation Tables
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considered years of service for the definition of retirement. In the event of retirement, the Company’s named executive officers are entitled to receive:
•
Accelerated vesting of unvested stock options, and the options will be exercisable until the earlier of five years or the remaining term of the options;

•
Performance-based restricted share units outstanding more than six months after the date of grant will vest pro rata based on attainment of the performance goal at the end of the performance period;

•
Time-based restricted share units will vest pro rata, based on the number of full days of employment during the restricted period prior to the participant’s termination of employment, payable within 70 days following the end of the performance period; and

•
Annual incentive award payment under the annual cash incentive program as determined by the Compensation Committee in its discretion.

Death. In the event of death while an active employee, the following benefits are payable:
•
Accelerated vesting of unvested stock options, and the options will be exercisable until the earlier of three years or the remaining term of the options;

•
Performance-based restricted share units outstanding more than six months after the date of grant will vest pro rata based on attainment of the performance goal at the end of the restricted period, payable within 70 days following the end of the performance period;

•
Time-based restricted share units will vest pro rata based on the number of full days of employment during the restricted period prior to the participant’s termination of employment, payable within 70 days following the end of the restricted period;

•
Annual incentive award payment under the annual cash incentive program, as determined by the Compensation Committee in its discretion; and

•
Payment of benefits under the Company’s group life insurance plan (which is available to all salaried employees in the United States) equal to two times the participant’s annual pay, up to $1 million (plus any additional coverage of three, four, five or six times the participant’s annual pay, in increments of up to $1 million each, purchased by the participant at group rates). The Company-provided and employee-purchased benefits cannot exceed $6 million.
Disability. In the event of a separation from service due to a total and permanent disability, as defined in the applicable plan, the Company’s named executive officers are entitled to receive:
•
Accelerated vesting of unvested stock options, and the options will be exercisable until the earlier of three years or the remaining term of the options;

•
Performance-based restricted share units outstanding more than six months after the date of grant will vest pro rata based on attainment of the performance goal at the end of the restricted period, payable within 70 days following the end of the performance period;

•
Time-based restricted share units will vest pro rata based on the number of full days of employment during the restricted period prior to the participant’s termination of employment, payable within 70 days following the end of the performance period;

•
Annual incentive award payment under the annual cash incentive program, as determined by the Compensation Committee in its discretion;

•
Continuing coverage under the Company’s group life insurance plan (available to all U.S. salaried employees), with no requirement to make monthly contributions toward coverage during disability; and

•
Payment of benefits under the Company’s Long-Term Disability Plan (available to all U.S. salaried employees). Long-term disability under the plan would provide income protection of monthly base pay, ranging from a minimum monthly benefit of  $50 to a maximum monthly benefit of $20,000. Benefits are reduced by the amount of any other Company or government-provided income benefits received (but will not be lower than the minimum monthly benefit).

Potential Payments on Termination or Change of Control Table
The following table presents the approximate value of  (1) the severance benefits for the named executive officers under the Executive Severance Plan had a Qualified Termination of Employment under that plan occurred on December 31, 2021;

64▲2022 Notice and Proxy Statement

Compensation Tables
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(2) the severance benefits for the named executive officers under the Severance Pay Plan if an involuntary termination had occurred on December 31, 2021; (3) the benefits that would have been payable on the death of the named executive officers on December 31, 2021; and (4) the benefits that would have been payable on the total and permanent disability of the named executive officers on December 31, 2021. If applicable, amounts in the table were calculated using the closing price of the Company’s common stock on December 31, 2021 of  $34.67 per share.
Because none of the Company’s named executive officers were eligible to retire as of December 31,
2021, potential payments assuming retirement on that date are not included.
The value of benefits that already were vested as of December 31, 2021, such as vested but unexercised stock options and the balances of the executive officers’ accounts under the 401(k) Plan and Non-Qualified 401(k) Plan, are not included in the table. The amounts presented in the table are in addition to such amounts. For information about these previously earned and accrued amounts, see the “Summary Compensation Table,” “Outstanding Equity Awards,” “Option Exercises and Stock Vested,” and “Nonqualified Deferred Compensation.”

2022 Notice and Proxy Statement▲65

Compensation Tables
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NAME	CASH PAYMENT ($)	EQUITY WITH ACCELERATED VESTING(1) ($)	ADDITIONAL RETIREMENT BENEFITS(2) ($)	CONTINUED BENEFITS AND OTHER AMOUNTS(3)(4) ($)	TOTAL ($)
Joseph F. Woody
Qualified Termination of Employment in connection with a Change in Control(5)	5,262,406	9,724,761	284,557	8,206	15,279,930
Involuntary termination absent a Change in Control(6)	5,262,406	—	—	14,212	5,276,618
Death(7)(8)	1,574,096	3,753,626	—	—	5,327,722
Disability	574,096	3,753,626	—	—	4,327,722
Michael C. Greiner
Qualified Termination of Employment in connection with a Change in Control (5)	1,604,282	2,736,134	83,335	11,554	4,435,305
Involuntary termination absent a Change in Control(6)	1,604,282	—	—	17,559	1,621,841
Death(7)(8)	1,167,452	1,388,227	—	—	2,555,679
Disability	178,652	1,388,227	—	—	1,566,879
David E. Ball
Qualified Termination of Employment in connection with a Change in Control(5)	1,131,500	663,285	76,160	8,484	1,879,429
Involuntary termination absent a Change in Control(6)	1,131,500	—	—	14,490	1,145,990
Death(7)(8)	930,340	250,505	—	—	1,180,845
Disability	106,340	250,505	—	—	356,845
William D. Haydon
Qualified Termination of Employment in connection with a Change in Control(5)	1,155,001	653,911	40,740	11,554	1,861,206
Involuntary termination absent a Change in Control(6)	1,155,001	—	—	17,559	1,172,560
Death(7)(8)	856,856	211,284	—	—	1,068,140
Disability	86,856	211,284	—	—	298,140
Kerr W. Holbrook
Qualified Termination of Employment in connection with a Change in Control(5)	1,120,626	829,660	58,854	11,554	2,020,694
Involuntary termination absent a Change in Control(6)	1,120,626	0	0	17,559	1,138,185
Death(7)(8)	828,894	376,810	0	0	1,205,704
Disability	168,894	376,810	0	0	545,704

(1)
Assumes that PRSUs would vest at target level.

(2)
Includes the value of two additional years of employer contributions under the 401(k) Plan and the Non-Qualified 401(k) Plan, pursuant to the terms of the Executive Severance Plan.

(3)
Includes an amount equal to 24 months of COBRA medical and dental coverage for Mr. Woody and 18 months of COBRA medical and dental coverage for the other named executive officers.

(4)
Equals six months of COBRA medical coverage and outplacement services and three months of employee assistance program.

(5)
Represents amounts payable under the Executive Severance Plan.

(6)
Benefits payable under the Severance Pay Plan.

(7)
Balances in each executive’s accounts under the 401(k) Plan and the Non-Qualified 401(k) Plan are excluded because the payout of those balances upon death is a benefit available to all U.S. salaried employees.

66▲2022 Notice and Proxy Statement

Compensation Tables
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(8)
For death, includes the payment of benefits under the Company’s group life insurance plan (which is available to all U.S. salaried employees). For death and disability, assumes the Compensation Committee would approve payment under the annual cash incentive program for 2021 at the actual award level discussed in Compensation Discussion and Analysis. The cost of continued coverage under the Company’s group life insurance plans has been excluded from the table because the benefit is available to all U.S. salaried employees and does not discriminate in scope or terms or operation in favor of our named executive officers. Figures also do not include benefits payable under Avanos Medical’s Long-Term Disability Plan (which is available to all U.S. salaried employees), the value of which would be dependent on the life span of the Company’s named executive officer and the value of any Company or government-provided income benefits received.

RATIO OF CEO COMPENSATION TO MEDIAN EMPLOYEE COMPENSATION
The 2021 compensation disclosure ratio of the median annual total compensation of all Company employees worldwide to the annual total compensation of the Company’s CEO is as follows:

Category	2021 Total Compensation and Ratio ($)
Annual total compensation of Mr. Woody (A)	5,478,186
Median annual total compensation of all employees worldwide (excluding Mr. Woody) (B)	6,120
Ratio of A to B	895:1
For 2021, we used the same median employee who was identified in 2020 since there has been no change in our employee population or employee compensation arrangements that we reasonably believe would result in a significant change in the pay ratio disclosure. The Company identified the median employee in 2020 by examining the following compensation elements for all individuals, excluding Mr. Woody: current base salary, 2020 bonus paid in 2021, grant date value of 2020 long-term incentive grants, trailing 12 months of commissions, and overtime. The Company determined the median employee based on its workforce as of December 31, 2020, and included all full-time and part-time employees. After identifying the median employee, who is based in Mexico, the Company calculated annual total compensation for such employee using the same methodology used for named executive officers as set forth in the Summary Compensation Table. The Company’s compensation disclosure ratio may not be comparable to those disclosed by other companies based on a number of factors, including differences in employee populations, different geographic distributions of employees, and the nature of the companies’ businesses.

2022 Notice and Proxy Statement▲67

Other Information
SECURITY OWNERSHIP INFORMATION
The following table shows the number of shares of our common stock beneficially owned as of March 1, 2022, by each director and nominee, by each named executive officer, and by all directors, nominees and executive officers as a group.

NAME	NUMBER OF SHARES(1)(2)(3)(4)	PERCENT OF CLASS
David E. Ball	25,146	*
Gary D. Blackford(5)	44,204	*
John P. Byrnes(5)	34,232	*
Michael C. Greiner	84,659	*
William D. Haydon	19,444	*
Kerr W. Holbrook	25,462	*
Patrick J. O’Leary(5)	39,254	*
Maria Sainz(5)	33,396	*
Dr. Julie Shimer(5)	34,204	*
Joseph F. Woody	626,279	1.30%
All directors, nominees and executive officers as a group (12 persons)	1,002,358	2.08%

*
Represents less than one percent of the outstanding shares of our common stock.

(1)
The directors, nominees and executive officers have sole voting and investment power with respect to the shares listed.

(2)
A portion of the shares owned by certain executive officers and directors may be held in margin accounts at brokerage firms. Under the terms of the margin account agreements, stocks and other assets held in these accounts may be pledged to secure margin obligations. As of the date of this proxy statement, none of the executive officers or directors have any outstanding margin obligations under any of these accounts.

(3)
Share amounts for the individuals named below include unvested restricted share units granted to the following named executive officers, as indicated below. Amounts representing PRSUs granted on March 17, 2021 in the table below represent target levels for the awards. Such PRSUs will vest on March 17, 2024. The TRSUs were granted on March 17, 2021 and May 7, 2020 and are subject to three-year cliff vesting.

Name	TRSUs (#)	Target PRSUs (#)
David E. Ball	13,011	1,586
Michael C. Greiner	67,244	5,287
William D. Haydon	15,689	3,172
Kerr W. Holbrook	19,768	3,172
Joseph F. Woody	189,327	19,826

(4)
Includes the following shares issuable upon the exercise of stock options which were vested and exercisable as of March 1, 2022 or within 60 days thereafter:

Name	Number of Shares
David E. Ball	7,232
Michael C. Greiner	11,456
Kerr W. Holbrook	1,776
Joseph F. Woody	391,848
All directors, nominees and executive officers as a group	421,968

(5)
For each director who is not an officer or employee of the Company, share amounts include restricted share units granted under our Outside Directors’ Compensation Plan. These awards are restricted and may not be transferred, pledged or sold until the Outside Director retires from or otherwise terminates service on the Board.

68▲2022 Notice and Proxy Statement

Other Information
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The following table sets forth the information, as of March 1, 2022, regarding persons or groups known to us to be beneficial owners of more than five percent of our common stock.
Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Outstanding
Blackrock, Inc(1) 55 East 52nd Street New York, NY 10055	7,613,448	16.09%
The Vanguard Group(2) 100 Vanguard Boulevard Malvern, PA 19355	5,221,786	11.04%
RGM Capital, LLC(3) 9010 Strada Stell Court Suite 105 Naples, FL 34109	2,930,872	6.19%
Paradice Investment Management, Inc.(4) 250 Fillmore Street, Suite 425 Denver, CO 80206	3,158,415	6.67%

(1)
The address, number and percentage of shares of our common stock beneficially owned by Blackrock, Inc. (“Blackrock”) are based on Schedule 13G/A filed by Blackrock with the SEC on January 27, 2022. According to the filing, Blackrock had sole voting power with respect to 7,487,041 shares, sole dispositive power with respect to 7,613,448 shares, and did not have shared voting or dispositive power as to any shares.

(2)
The address, number and percentage of shares of our common stock beneficially owned by The Vanguard Group are based on the Schedule 13G/A filed by The Vanguard Group with the SEC on February 9, 2022. According to the filing, The Vanguard Group had sole voting power with respect to 0 shares, sole dispositive power with respect to 5,138,259 shares, shared voting power with respect to 38,946 shares, and shared dispositive power with respect to 83,527 shares.

(3)
The address, number and percentage of shares of our common stock beneficially owned by RGM Capital, LLC (“RGM”) are based on the Schedule 13G filed by RGM with the SEC on February 11, 2022. According to the filing, RGM did not have sole voting or dispositive power as to any shares, but had shared voting and dispositive power with respect to 2,930,872 shares.

(4)
The address, number and percentage of shares of our common stock beneficially owned by Paradice Investment Management LLC (“Paradice”) are based on Schedule 13G/A filed by Paradice with the SEC on February 10, 2022. According to the filing, Paradice did not have sole voting or dispositive power as to any shares, but had shared voting power with respect to 1,970,319 shares and shared dispositive power with respect to 3,158,415 shares.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors, named executive officers, chief accounting officer, and any person beneficially owning more than 10 percent of our common stock to file reports with the SEC regarding their ownership of our stock and any changes in ownership. We maintain a compliance program to assist our directors, named executive officers and chief accounting officer in making these filings. Based on a review of the Section 16 forms filed with the SEC during 2021, and certifications from our named executive officers, directors, and chief accounting officer that no other reports were required for them, we believe that our named executive officers, directors, and chief accounting officer and persons who beneficially own more than 10 percent of our common stock timely complied with their filing requirements for 2021, with the exception that one Form 4/A filed by Joseph Woody on September 10, 2021, correcting the number of shares of common stock issued by the Company on March 17, 2021 and originally reported on a Form 4 filed by Joseph Woody on March 19, 2021, was filed late.

TRANSACTIONS WITH RELATED PERSONS
The Board has adopted written procedures for reviewing any transactions between the Company and certain “related persons” that involve amounts above certain thresholds. A related person is defined under the SEC’s rules and includes our directors, executive officers and five percent stockholders.
The Board’s procedures provide that:
•
The Governance Committee is best suited to review, approve and ratify related person transactions involving any director, nominee for director, any five percent stockholder, or any of their immediate family members or related firms.
•
The Audit Committee is best suited to review, approve and ratify related person transactions involving executive officers (or their immediate family members or related firms), other than any executive officer who is also a Board member.

2022 Notice and Proxy Statement▲69

Other Information
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•
Either the Governance Committee or the Audit Committee may, in its sole discretion, refer its consideration of related person transactions to the full Board.

Each director, director nominee and named executive officer is required to promptly provide written notification of any material interest that he or she (or an immediate family member) has or will have in a transaction with the Company. Based on a review of the transaction, a determination will be made as to whether the transaction constitutes a related person transaction under the SEC’s rules. As appropriate, the Governance Committee or the Audit Committee, as applicable, will then review the terms and substance of the transaction to determine whether to ratify or approve the related person transaction.
In determining whether the transaction is consistent with the Company’s best interests, the Governance Committee or the Audit
Committee, as applicable, may consider any factors deemed relevant or appropriate, including:
•
Whether the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party;

•
Whether the transaction constitutes a conflict of interest under our Code of Conduct, the nature, size or degree of any conflict, and whether mitigation of the conflict is feasible;

•
The impact of the transaction on a director’s independence; and

•
Whether steps have been taken to ensure fairness to the Company.

Based on SEC rules, the Board’s written procedures, and the factors listed above, there were no related party transactions in 2021.

STOCKHOLDERS SHARING THE SAME HOUSEHOLD
As permitted by SEC rules, multiple stockholders sharing the same address who hold their stock through a bank, broker or other holder of record may receive a single copy of our annual report to stockholders and this proxy statement. Upon written or oral request, we will promptly deliver a separate copy of our 2021 Annual Report and this proxy statement to any stockholder at a shared address to which a single copy of each document was delivered. Please contact Stockholder Services by mail at 5405 Windward Parkway,
Suite 100 South, Alpharetta, GA 30004, by telephone at 678-425-9273, or by e-mail at stockholder.services@avanos.com. In addition, any stockholder who wants to receive separate copies of the proxy statement or the Annual Report to Stockholders in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact his or her bank, broker or other nominee record holder.

2023 STOCKHOLDER PROPOSALS
Proposals by stockholders for inclusion in our proxy statement and form of proxy pursuant to SEC Rule 14a-8 for the Annual Meeting of Stockholders to be held in 2023 should be addressed to the Corporate Secretary, Avanos Medical, Inc. 5405 Windward Parkway, Suite 100 South, Alpharetta, GA 30004, and must be received at such address no later than November 18, 2022; provided that if the date of the 2023 Annual Meeting of Stockholders is more than 30 days before or after April 28, 2023 (the anniversary date of the 2022 Annual Meeting), the deadline will be a reasonable time before we begin to print and send our proxy materials to stockholders. Upon receipt of a proposal, we will determine whether or not to include the proposal in the proxy statement and form of proxy in accordance with applicable law. It is suggested that proposals be forwarded by certified mail, return receipt requested.

STOCKHOLDER NOMINATIONS FOR BOARD OF DIRECTORS
Under our Bylaws, a stockholder who wishes to nominate a candidate for election to the Board is required to give written notice to our Corporate Secretary at our principal executive office. We must receive this notice at least 90 days, but not more than 120 days, before the anniversary of the prior year’s annual meeting of stockholders
(unless (i) the date of the annual meeting is more than 30 days before or more than 60 days after the anniversary date, in which case the notice must be received at least 90 days, but not more than 120 days, before the annual meeting date or (ii) we give less than 100 days’ notice of the annual meeting date, in which case the notice

70▲2022 Notice and Proxy Statement

Other Information
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must be received within 10 days after the annual meeting date is announced). For the 2023 Annual Meeting of Stockholders, our Corporate Secretary must receive the nomination, which must conform to the notice requirements in our Bylaws, between December 29, 2022 and January 28, 2023. For a special meeting, we must receive the written nomination at least 90 days, but not more than 120 days, before the special meeting date (unless we give less than 100 days’ notice of the special meeting date, in which case the notice must be received within 10 days after the meeting date and the nominees proposed by the Board to be elected at the meeting are announced).

Our Bylaws specify the information that the notice must contain about both the nominee and the nominating stockholder, including information sufficient to allow the Governance Committee to determine if the candidate meets the director nominee criteria described in this proxy statement.
The notice must contain:
•
The name and address of the nominating stockholder;

•
Information about certain Company stock holdings of the nominating stockholder, including shares of stock, derivative holdings, arrangements under which the nominating stockholder has a right to vote shares, short interest, dividend rights that are separated or separable from the underlying shares, shares held through general or limited partnerships, and certain performance-related fees;

•
Information about any interests of the nominating stockholder in contracts with the Company, its affiliates or principal competitors, as well as any significant equity interests, derivative holdings or short interest in the Company’s principal competitors;
•
As to the nominee and the nominating stockholder, any information that would be required to be disclosed in connection with a proxy solicitation (and whether a proxy solicitation will be conducted);

•
Information about certain related-person transactions, as well as contact and related information regarding the nominee; and

•
Information about any compensation and other understandings during the past three years, and other material relationships, between the nominating stockholder and the nominee.

The notice must be accompanied by each nominee’s written consent to being named in the proxy statement and to serving as a director if elected, and a completed and signed questionnaire, representation and agreement as required by our Bylaws
A nomination that does not comply with the requirements set forth in our Bylaws will not be considered for presentation at the annual meeting, but will be considered by the Governance Committee for any vacancies arising on the Board between annual meetings in accordance with the process described in “Proposal 1. Election of Directors — Process and Criteria for Nominating Directors.”

ANNUAL MEETING ADVANCE NOTICE REQUIREMENTS
Our Bylaws require advance notice for any business to be brought by a stockholder before an annual meeting of stockholders. In general, for business to be properly brought before an annual meeting by a stockholder (other than in connection with the election of directors; see “Other Information — Stockholder Nominations for Board of Directors,” and other than pursuant to SEC Rule 14a-8), written notice of the stockholder proposal must be received by our Corporate Secretary at our principal executive offices not less than 90 days or more than 120 days prior to the first anniversary of the preceding year’s annual meeting of stockholders (unless (i) the date of the annual meeting is more than 30 days before or more than 60 days after the anniversary date, in which case the notice must be received at least 90 days, but not more than 120 days, before the annual meeting date or (ii) we give less than 100 days’ notice of the annual meeting date, in which case the notice must be received within 10 days after the meeting date is announced). For the 2023 Annual Meeting, our Corporate Secretary must receive the proposal, which must conform to the notice requirements in our Bylaws, between December 29, 2022 and January 28, 2023.
Under our Bylaws, the stockholder’s notice to the Corporate Secretary must contain certain information regarding the stockholder, including name and address, shares held, derivative positions, dividend rights that are separate or separable from the underlying shares and certain performance-related fees. Additional information concerning the advance notice requirements and a copy of our Bylaws may be obtained from the

2022 Notice and Proxy Statement▲71

Other Information
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Corporate Secretary of the Company at the address provided below. A copy of our Bylaws is also available in the Investors section of our website at www.avanos.com.

ANNUAL REPORT
Copies of our Annual Report on Form 10-K for the year ended December 31, 2021 may be obtained without charge by: (i) writing to Avanos Medical, Inc., Attn: Corporate Secretary, 5405 Windward Parkway, Suite 100 South,
Alpharetta, Georgia 30004; (ii) accessing the Investors section of our website at www.avanos.com; or (iii) accessing the SEC’s EDGAR database at www.sec.gov.

72▲2022 Notice and Proxy Statement

Other Matters to Be Presented at the Annual Meeting
Our management does not know of any other matters to be presented at the 2022 Annual Meeting. Should any other matter requiring a vote of the stockholders arise at the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.

Avanos Medical, Inc. 5405 Windward Parkway, Suite 100 South Alpharetta, Georgia 30004 Telephone (678) 425-9273 March 18, 2022	By Order of the Board of Directors. Mojirade James
Senior Vice President, General Counsel and Corporate Secretary
2022 Notice and Proxy Statement▲73

APPENDIX A
Adjusted net income, adjusted diluted earnings per share and adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) are financial measures that have not been calculated in accordance with accounting principles generally accepted in the U.S., or GAAP, and are therefore referred to as non-GAAP financial measures.

Adjusted Net Income and Adjusted Diluted Earnings (Loss) Per Share
Adjusted net income and adjusted diluted earnings (loss) per share exclude the following items, as applicable, for the relevant time periods indicated in the following non-GAAP reconciliation to the most directly comparable GAAP financial measures:
•
Incremental expenses associated with altering operations in response to the COVID-19 pandemic.

•
Expenses associated with restructuring activities, including IT-related charges.

•
Expenses associated with post-divestiture transition activities.

•
The amortization of intangible assets associated with prior business acquisitions.

•
Expenses associated with certain litigation matters.

•
Certain acquisition and integration charges related to the acquisition of Game Ready, NeoMed, Summit Medical, and Endoclear LLC.

•
Compliance with the European Union Medical Device Regulation (the “EU MDR”).

•
The tax effects of certain adjusting items.

•
The benefit associated with tax effects of the CARES Act.

•
The positive or negative effect of changes in currency exchange rates during the year.

The reconciliation of adjusted net income and adjusted diluted earnings per share to the most directly comparable GAAP measures, which are net income (loss) and diluted earnings (loss) per share, is presented in the following table (in millions, except per share amounts):

Year Ended December 31,	2021	2020
Net income (loss), as reported	$5.2	$(27.2)
Diluted earnings (loss) per share, as reported	0.11	(0.57)
COVID-19 related expenses	0.3	7.9
2020 Restructuring charges	12.4	27.6
Post-divestiture restructuring	10.2	2.2
Post-divestiture transition charges	3.9	14.9
Acquisition and integration-related charges	1.6	12.5
EU MDR Compliance	4.0	—
Litigation and legal	15.0	27.5
Intangibles amortization	16.7	19.4
Tax effects of adjusting items	(11.9)	(24.6)
Tax effects of the CARES Act and other	(1.6)	(22.5)
Net income, as adjusted (non-GAAP)	$55.8	$37.7
Diluted earnings per share, as adjusted (non-GAAP)	$1.15	$0.79
Diluted weighted average shares outstanding	48.6	47.8
A-1▲2022 Notice and Proxy Statement

APPENDIX A
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Adjusted EBITDA
Adjusted EBITDA excludes the following items, as applicable, for the relevant time periods indicated in the following non-GAAP reconciliation to the most directly comparable GAAP financial measures:
•
Incremental expenses associated with altering operations in response to the COVID-19 pandemic.

•
Expenses associated with restructuring activities, including IT-related charges.

•
Expenses associated with post-divestiture transition activities.

•
Certain acquisition and integration charges related to the acquisitions of Game Ready, NeoMed, Summit Medical and Endoclear LLC.

•
Compliance with the EU MDR.

•
Expenses associated with certain litigation matters.

The reconciliation of adjusted EBITDA to the most directly comparable GAAP measures, which is net income (loss), is presented in the following table (in millions):
Year Ended December 31,	2021	2020
Net income (loss), as reported	$5.2	$(27.2)
Interest income and expense, net	3.1	14.4
Income tax provision (benefit)	0.6	(33.3)
Depreciation and amortization	38.3	42.9
EBITDA, as reported	47.2	(3.2)
COVID-19 related expenses	0.3	7.9
2020 Restructuring charges	12.4	27.6
Post-divestiture restructuring	10.2	2.2
Post-divestiture transition charges	3.9	14.9
Acquisition and integration-related charges	1.6	12.5
EU MDR Compliance	4.0	—
Litigation and legal	15.0	27.5
Adjusted EBITDA	$94.6	$89.4
2022 Notice and Proxy Statement▲A-2

AVANOS MEDICAL, INC.5405 WINDWARD PARKWAYALPHARETTA, GA 30004 VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 p.m. Eastern Time on April 27, 2022. Have your proxy card in hand whenyou access the web site and follow the instructions to obtain your records and to create anelectronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/AVNS2022You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m.Eastern Time on April 27, 2022. Have your proxy card in hand when you call and thenfollow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage pre-
paid envelopewe have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717. In order for your mailed proxy to be voted at the meeting, itmust be received by the company at the address set forth in the proxy statement by theclose of business on April 27, 2022. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY AVANOS MEDICAL, INC.The Board of Directors recommends a vote FOR the nominees in Proposal 1 and FOR Proposals 2 and 3. 1. Election of Directors (to serve until the 2023 Annual Meeting). Nominees:1a. Gary D. Blackford1b. John P. Byrnes 1c. Patrick J. O'Leary1d. Maria Sainz1e. Dr. Julie Shimer2. Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2022. 3. Advisory vote to approve named executive officer compensation For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such.Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by anauthorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Notice D74367-P67647Avanos Medical, Inc.2022 Annual Meeting of StockholdersApril 28, 20229:00 a.m. Eastern Timewww.virtualshareholdermeeting.com/AVNS2022Important Notice Regarding the Availability of Proxy Materials for the 2022 Annual Meeting:The Combined Proxy Statement/Annual Report is available at www.proxyvote.comNotice of 2022 Annual Meeting of Stockholders. Proxy Solicited by the Board of Directors for the 2022 Annual Meeting of Stockholders – April 28, 2022.Important Notice Regarding the Availability of Proxy Materials for the 2022 Annual Meeting of Stockholders, to be held virtually on April 28, 2022.The Avanos Medical, Inc. Combined Proxy Statement/Annual Report and this proxy card are available at www.proxyvote.com.Joseph Woody, Michael Greiner and Mojirade James, or any of them, with full power of substitution to each, are hereby appointed proxies and are authorized to vote, as specified on the reverse side of this card, all shares of common stock that the undersigned is entitled to vote at the 2022 Annual Meeting of Stockholders of Avanos Medical, Inc., to be held virtually on April 28, 2022 at 9:00 a.m. Eastern Time and at any postponement or adjournment thereof. The undersigned hereby revokes any other proxy previously executed by the undersigned for the 2022 Annual Meeting of Stockholders and acknowledges receipt of the Notice of the 2022 Annual Meeting of Stockholders and the proxy statement relating thereto. In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or at any postponement or adjournment thereof.IF YOU RETURN THIS PROXY AND NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. IF YOU PREFER TO VOTE SEPARATELY ON INDIVIDUAL PROPOSALS, YOU MAY DO SO BY MARKING THE APPROPRIATE BOXES AND SIGNING AND DATING ON THE REVERSE SIDE. This proxy, when properly executed, will be voted as you direct on the reverse side.Please date, sign and return this proxy/voting instruction card promptly.IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, PLEASE RETURN THIS CARD IN THE POSTAGE PRE-PAID ENVELOPE PROVIDED.(Items to be voted appear on reverse side.)Proxy — Avanos Medical, Inc.